                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

                       ADVANTA BUSINESS CARD MASTER TRUST

                                     ISSUER

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                INDENTURE TRUSTEE

                       SERIES 2003-C INDENTURE SUPPLEMENT

                           DATED AS OF AUGUST 1, 2003

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                                TABLE OF CONTENTS

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                                                                                                                    PAGE
                                                                                                                    ----
ARTICLE I Creation of the Series 2003-C Notes....................................................................     1
     Section 1.01     Designation................................................................................     1

ARTICLE II Definitions...........................................................................................     1
     Section 2.01     Definitions................................................................................     1

ARTICLE III Servicing Fee and Interchange........................................................................    16
     Section 3.01     Servicing Compensation; Interchange........................................................    16

ARTICLE IV Rights of Series 2003-C Noteholders and Allocation and Application of Collections.....................    17
     Section 4.01     Collections and Allocations................................................................    17
     Section 4.02     Determination of Monthly Interest..........................................................    19
     Section 4.03     Determination of Monthly Principal.........................................................    22
     Section 4.04     Application of Available Finance Charge Collections and Available
                      Principal Collections......................................................................    22
     Section 4.05     Investor Charge-Offs.......................................................................    26
     Section 4.06     Reallocated Principal Collections..........................................................    27
     Section 4.07     Excess Finance Charge Collections..........................................................    27
     Section 4.08     Shared Principal Collections...............................................................    27
     Section 4.09     Principal Funding Account..................................................................    27
     Section 4.10     Reserve Account............................................................................    29
     Section 4.11     Cash Collateral Account....................................................................    31
     Section 4.12     Determination of LIBOR.....................................................................    33
     Section 4.13     Investment Instructions....................................................................    33
     Section 4.14     Determination of Federal Funds Rate........................................................    34
     Section 4.15     Priorities Between Classes With Same Alphabetical Designation..............................    35

ARTICLE V Delivery of Series 2003-C Notes; Distributions; Reports to Series 2003-C Noteholders...................    35
     Section 5.01     Delivery and Payment for the Series 2003-C Notes; Form and
                      Denomination...............................................................................    35
     Section 5.02     Distributions..............................................................................    36
     Section 5.03     Reports and Statements to Series 2003-C Noteholders........................................    37

ARTICLE VI Series 2003-C Pay Out Events..........................................................................    38
     Section 6.01     Series 2003-C Pay Out Events...............................................................    38

ARTICLE VII Redemption of Series 2003-C Notes; Final Distributions; Series Termination...........................    39
     Section 7.01     Optional Redemption of Series 2003-C Notes; Final Distributions............................    39
     Section 7.02     Series Termination.........................................................................    41

ARTICLE VIII Miscellaneous Provisions............................................................................    41
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                                       i

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
     Section 8.01     Ratification of Indenture..................................................................    41
     Section 8.02     Form of Delivery of the Series 2003-C Notes................................................    41
     Section 8.03     Additional Requirements for Registration of and Limitations on
                      Transfer and Exchange of Class D Notes.....................................................    41
     Section 8.04     Amendment..................................................................................    43
     Section 8.05     Counterparts...............................................................................    43
     Section 8.06     GOVERNING LAW..............................................................................    43
     Section 8.07     Limitation of Liability....................................................................    43
     Section 8.08     Representations and Warranties of the Issuer...............................................    44
     Section 8.09     Tax Disclosure and Investor List Requirements..............................................    44


EXHIBITS
EXHIBIT A-1-1                       FORM OF CLASS A-1 NOTE

EXHIBIT A-2-2                       FORM OF CLASS A-2 NOTE

EXHIBIT A-3-1                       FORM OF CLASS B NOTE

EXHIBIT A-4-2                       FORM OF CLASS C-1 NOTE

EXHIBIT A-5-2                       FORM OF CLASS C-2 NOTE

EXHIBIT A-6                         FORM OF CLASS D NOTE

EXHIBIT B                           FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

EXHIBIT C                           FORM OF MONTHLY STATEMENT

EXHIBIT D                           FORM OF MONTHLY SERVICER'S CERTIFICATE

EXHIBIT E                           FORM OF INVESTMENT LETTER

         SERIES 2003-C INDENTURE SUPPLEMENT, dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), between WILMINGTON TRUST COMPANY, as Owner Trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized and existing under the laws of the State of Delaware (herein, the "ISSUER" or the "TRUST"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "INDENTURE TRUSTEE") under the Master Indenture, dated as of August 1, 2000 (the "INDENTURE") between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "AGREEMENT").

         Pursuant to Section 2.12 of the Indenture, the Transferor may direct the Issuer, to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                   ARTICLE I
                       Creation of the Series 2003-C Notes

         Section 1.01 Designation.

         (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "ADVANTA BUSINESS CARD MASTER TRUST, SERIES 2003-C ASSET BACKED NOTES" or the "SERIES 2003-C NOTES." The Series 2003-C Notes shall be issued in the following Classes, the first of which shall be known as the "CLASS A-1 SERIES 2003-C ASSET BACKED NOTES," the second of which shall be known as the "CLASS A-2 SERIES 2003-C ASSET BACKED NOTES," the third of which shall be known as the "CLASS B SERIES 2003-C ASSET BACKED NOTES," the fourth of which shall be known as the "CLASS C-1 SERIES 2003-C ASSET BACKED NOTES," the fifth of which shall be known as the "CLASS C-2 SERIES 2003-C ASSET BACKED NOTES," and the sixth of which shall be known as the "CLASS D SERIES 2003-C ASSET BACKED NOTES."

         (b) Series 2003-C shall be included in Group One and shall be a Principal Sharing Series with respect to Group One only. Series 2003-C shall be an Excess Allocation Series with respect to Group One only. Series 2003-C shall not be subordinated to any other Series.

                                   ARTICLE II
                                   Definitions

         Section 2.01 Definitions.

         (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms. All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement. Each capitalized term defined herein shall relate only to the Series 2003-C Notes and no other Series of Notes issued by the Issuer, unless the context otherwise requires. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement, the terms and provisions of this Indenture Supplement shall be controlling.

         "Accumulation Period Factor" shall mean, (i) for the purpose of calculating the Accumulation Period Length, with respect to any Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 2003-C) which are not expected to be in their revolving periods, and (c) the initial invested amounts of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods and (ii) for the purpose of calculating the Controlled Accumulation Amount, the Required Accumulation Factor Number divided by the Accumulation Period Length; provided, however, that this definition may be changed at anytime if the Rating Agency Condition is satisfied.

         "Accumulation Period Length" shall have the meaning assigned such term in subsection 4.04(e).

         "Accumulation Shortfall" shall mean (a) on the first Payment Date during the Controlled Accumulation Period, zero and (b) on each subsequent Payment Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Payment Date over the amount deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i) for the previous Payment Date.

         "Additional Interest" shall mean, with respect to any Payment Date, Class A-1 Additional Interest, Class A-2 Additional Interest, Class B Additional Interest, Class C-1 Additional Interest, Class C-2 Additional Interest and Class D Additional Interest for such Payment Date.

         "Adjusted Invested Amount" shall mean, as of any date of determination, an amount equal to the Invested Amount as of such date, minus the amount on deposit in the Principal Funding Account on such date.

         "Available Cash Collateral Account Amount" shall mean, with respect to any Payment Date, an amount equal to the lesser of (a) the amount on deposit in the Cash Collateral Account, including, notwithstanding the last paragraph of
Section 4.11(b), Investment Earnings, on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account made or to be made with respect to such date) and (b) the Required Cash Collateral Account Amount for such Payment Date.

         "Available Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) Principal Funding Investment Proceeds, if any, with respect to the related Payment Date, plus (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Payment Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(b) and subsection 4.10(d), plus (d) any

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Excess Finance Charge Collections with respect to other Series in Group One that are allocated to Series 2003-C pursuant to Section 4.07.

         "Available Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to
Section 4.06 are required to be applied on the related Payment Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series in Group One (including any amounts on deposit in the Excess Funding Account or any amounts held by the holders of the Trust Beneficial Interests or Certificates pending allocation and distribution on any Payment Date) pursuant to Section 8.05 of the Indenture and Section 4.08 hereof that are allocated to Series 2003-C, plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.04(a)(v) and (vi) for the related Payment Date.

         "Available Reserve Account Amount" shall mean, with respect to any Payment Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any deposit to, or withdrawal from the Reserve Account made or to be made on such date), and (b) the Required Reserve Account Amount.

         "Base Rate" shall mean, with respect to any Monthly Period, the per annum rate (calculated on the basis of a 360-day year consisting of twelve (12) 30-day months) equal to the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee, each with respect to the related Payment Date, and the denominator of which is the Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period, multiplied by (ii) twelve (12).

         "Cash Collateral Account" shall have the meaning specified in subsection 4.11(a).

         "Cash Collateral Account Deficiency" shall mean the excess, if any, of the Required Cash Collateral Account Amount over the Available Cash Collateral Account Amount.

         "Cash Collateral Account Percentage" shall mean, (i) 2.25%, if the Quarterly Excess Spread Percentage on such Payment Date is greater than or equal to 4.50%, (ii) 3.25%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.50% and greater than or equal to 4.00%, (iii) 4.25%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.00% and greater than or equal to 3.50%; (iv) 4.75%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.50% and greater than or equal to 3.00%, (v) 5.25%, if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.00% and greater than or equal to 2.00%, (vi) 6.25%, if the Quarterly Excess Spread Percentage is less than 2.00% and greater than 0.00%, and (vii) 10.75%, if the Quarterly Excess Spread Percentage is less than 0%; provided, however, if the Cash Collateral Account Percentage for any Payment Date is higher than the Cash Collateral Account Percentage for the immediately preceding Payment Date, the Cash Collateral Account Percentage shall not be subsequently decreased to a lower percentage until the first Payment Date (a) that falls on or after the third Payment Date following the Payment Date on which the Cash Collateral Account Percentage had been increased and (b) on which the Quarterly Excess Spread Percentage has increased to a level

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above that for the then-current Cash Collateral Account Percentage, in which case the Cash Collateral Account Percentage shall be decreased to the appropriate percentage specified in clauses (i) through (vii) of the definition thereof; and provided further, that if a Pay Out Event with respect to Series 2003-C has occurred (other than a Pay Out Event described in Section 6.01(e)), the Cash Collateral Account Percentage shall be 10.75% and shall no longer be subject to reduction; and, provided, however, that the Cash Collateral Account Percentage may be a lower amount designated by the Transferor, provided, however, that the Transferor shall provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition with respect to such designation shall have been satisfied.

         "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Note Initial Principal Balance shall mean $240,000,000.

         "Class A Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

         "Class A Notes" shall mean any one of the Class A-1 Notes or the Class A-2 Notes.

         "Class A Required Amount" shall mean, with respect to any Payment Date, an amount equal to the excess of the amount described in subsection 4.04(a)(i) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

         "Class A-1 Additional Interest" shall have the meaning specified in subsection 4.02(a).

         "Class A-1 Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

         "Class A-1 Monthly Interest" shall have the meaning specified in subsection 4.02(a).

         "Class A-1 Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-1-1.

         "Class A-1 Note Initial Principal Balance" shall mean $210,000,000.

         "Class A-1 Note Interest Rate" shall mean a per annum rate of 0.40% in excess of the sum of each day's Federal Funds Rate during the applicable Interest Period divided by the number of days in such Interest Period.

         "Class A-2 Additional Interest" shall have the meaning specified in subsection 4.02(a).

         "Class A-2 Interest Shortfall" shall have the meaning specified in subsection 4.02(a).

         "Class A-2 Monthly Interest" shall have the meaning specified in subsection 4.02(a).

         "Class A-2 Note Initial Principal Balance" shall mean $30,000,000.

         "Class A-2 Note Interest Rate" shall mean a per annum rate of 0.23% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period thereafter.

         "Class A-2 Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-2-2.

         "Class B Note Initial Principal Balance" shall mean $27,750,000.

         "Class B Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

         "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Required Amount" shall mean, with respect to any Payment Date, an amount equal to the excess of the amount described in subsection 4.04(a)(ii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

         "Class B Additional Interest" shall have the meaning specified in subsection 4.02(b).

         "Class B Interest Shortfall" shall have the meaning specified in subsection 4.02(b).

         "Class B Monthly Interest" shall have the meaning specified in subsection 4.02(b).

         "Class B Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-3-1.

         "Class B Note Interest Rate" shall mean a per annum rate of 1.50% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period thereafter.

         "Class C Note Initial Principal Balance" shall mean $21,750,000.

         "Class C Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

         "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Notes" shall mean any one of the Class C-1 Notes or the Class C-2 Notes.

         "Class C Required Amount" shall mean, with respect to any Payment Date, an amount equal to the excess of the amount described in subsection 4.04(a)(iv) over the Available Finance

Charge Collections and amounts withdrawn from the Cash Collateral Account pursuant to Section 4.11(c) and, in each case, applied to pay such amount pursuant to subsection 4.04(a).

         "Class C-1 Additional Interest" shall have the meaning specified in subsection 4.02(c).

         "Class C-1 Interest Shortfall" shall have the meaning specified in subsection 4.02(c).

         "Class C-1 Monthly Interest" shall have the meaning specified in subsection 4.02(c).

         "Class C-1 Note Initial Principal Balance" shall mean $10,000,000.

         "Class C-1 Note Interest Rate" shall mean a per annum rate equal to 3.95% in excess of LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period thereafter.

         "Class C-1 Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-4-1.

         "Class C-2 Additional Interest" shall have the meaning specified in subsection 4.02(c).

         "Class C-2 Interest Shortfall" shall have the meaning specified in subsection 4.02(c).

         "Class C-2 Monthly Interest" shall have the meaning specified in subsection 4.02(c).

         "Class C-2 Note Initial Principal Balance" shall mean $11,750,000.

         "Class C-2 Note Interest Rate" shall mean a per annum rate equal to 5.95%.

         "Class C-2 Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-5-2.

         "Class D Additional Interest" shall have the meaning specified in subsection 4.02(d).

         "Class D Note Assignee" shall have the meaning specified in subsection 8.03(a).

         "Class D Note Assignment" shall have the meaning specified in subsection 8.03(a).

         "Class D Interest Shortfall" shall have the meaning specified in subsection 4.02(d).

         "Class D Margin Percentage" shall mean 7.00%, unless another percentage is selected by the Transferor in accordance with Section 4.02(f) of this Indenture Supplement.

         "Class D Monthly Interest" shall have the meaning specified in subsection 4.02(d).

         "Class D Note Initial Principal Balance" shall mean $10,500,000.

         "Class D Note Interest Rate" shall mean a per annum rate equal to the sum of (a) the Class D Margin Percentage and (b) LIBOR as determined on the related LIBOR Determination Date with respect to each Interest Period thereafter.

         "Class D Note Principal Balance" shall mean, on any date of determination, an amount equal to (a) the Class D Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class D Noteholders on or prior to such date.

         "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

         "Class D Notes" shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of EXHIBIT A-6.

         "Closing Date" shall mean August 15, 2003.

         "Controlled Accumulation Amount" shall mean, for any Payment Date occurring during the Controlled Accumulation Period, $37,500,000; provided, however, that if the Accumulation Period Length is determined to be less than 8 months pursuant to subsection 4.04(e), the Controlled Accumulation Amount for each Payment Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Invested Amount and (y) the Accumulation Period Factor for such Monthly Period divided by (i) the Required Accumulation Factor Number.

         "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on November 30, 2004 or such later date as is determined in accordance with subsection 4.04(e), and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Series 2003-C Final Maturity Date.

         "Controlled Deposit Amount" shall mean, for any Payment Date occurring during the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

         "Covered Amount" shall mean an amount, determined as of each Payment Date with respect to any Interest Period, equal to the sum of:

         (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the weighted average of the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class B Note Interest Rate, the Class C-1 Note Interest Rate and the Class D Note Interest Rate in effect with respect to such Interest Period, times (iii) a fraction, the numerator of which is the sum of the outstanding Class A Note Principal Balance, the Class B Note Principal Balance, the Class C-1 Note Principal Balance and the Class D Note Principal Balance, and the denominator of which is the outstanding Note Principal Balance, times (iv) the aggregate amount on deposit in the Principal Funding Account; plus,

         (b) the product of (i) one-twelfth, times (ii) the Class C-2 Note Interest Rate, times (iii) a fraction, the numerator of which is the outstanding Class C-2 Note Principal Balance and the denominator of which is the outstanding Note Principal Balance, times (iv) the aggregate amount on deposit in the Principal Funding Account.

         "Early Amortization Period" shall mean the period commencing on the Business Day on which a Pay Out Event with respect to Series 2003-C is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance and (ii) the Series 2003-C Final Maturity Date.

         "Eligible Institution" shall mean any depository institution (which may be the Owner Trustee or the Indenture Trustee) organized under the laws of the United States or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) has FDIC deposit insurance and (b) has either (i) a long-term unsecured debt rating of "AA-" by Standard & Poor's and "Aa2" by Moody's or (ii) a certificate of deposit rating of "A-1+" by Standard & Poor's and "P-1" by Moody's. Notwithstanding the previous sentence, any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

         "Eligible Investments" shall mean the following securities, instruments, security entitlement or other investment property, other than securities issued by or obligations of the Seller:

         (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof, or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (c) commercial paper or other short-term obligations having original or remaining maturities of no more than thirty (30) days, and having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Trust's investment therein, a rating of "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (e) notes or bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

         (f) money market funds having, at the time of the Trust's investment therein, a rating of "A-1+" by Standard & Poor's and "P-1" by Moody's (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

         (g) time deposits (having maturities not later than the succeeding Payment Date) other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating of "A-1+" by Standard and Poor's and "P-1" by Moody's; and

         (h) any other investment of a type or rating that satisfies the Rating Agency Condition.

         "Excess Spread Percentage" shall mean with respect to any Payment Date, a percentage equal to the Net Portfolio Yield for the preceding Monthly Period minus the Base Rate for the preceding Monthly Period.

         "Expected Final Principal Payment Date" shall mean the August 15, 2005 Payment Date.

         "Federal Funds Determination Date" shall mean the Business Day immediately preceding each Federal Funds Reset Date.

         "Federal Funds Rate" shall have the meaning specified in subsection 4.14(a).

         "Federal Funds Reset Date" shall mean each Business Day of an Interest Period, other than the last two Business Days of such Interest Period.

         "Finance Charge Shortfall" shall have the meaning specified in Section 4.07.

         "Finance Charge and Administrative Receivables" shall have the meaning specified in the Transfer and Servicing Agreement.

         "Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the close of business on the Closing Date) and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such last day (or with respect to the first Monthly Period, the Closing Date) and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables for all Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Monthly Period in which a Reset Date occurs, the amount in clause (b)(i)(A) above shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period, for the period from and including the first day of the prior Monthly Period to but excluding the related Reset Date, and (2) the aggregate amount of Principal Receivables in the Trust as of the opening of business on the related Reset Date after adjusting for the aggregate amount of Principal

Receivables added to or removed from the Trust on the related Reset Date, for the period from and including the related Reset Date, to and including the last day of such Monthly Period.

         "Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (b) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the close of business on the Closing Date) and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such last day (or with respect to the first Monthly Period, as of the Closing Date) and (ii) the sum of the numerators used to calculate the investor percentages for allocations with respect to Finance Charge and Administrative Receivables, Defaulted Amounts or Principal Receivables, as applicable, for all Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Monthly Period in which a Reset Date occurs, the amount in clause
(b)(i)(A) above shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period, for the period from and including the first day of such Monthly Period to but excluding the related Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the opening of business on the related Reset Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Reset Date, for the period from and including the related Reset Date to and including the last day of such Monthly Period.

         "Group One" shall mean Series 1997-A, Series 2000-C, Series 2001-A, Series 2002-A, Series 2003-A, Series 2003-B, Series 2003-C and each other Series hereafter specified in the related indenture supplement to be included in Group One.

         "Initial Invested Amount" shall mean $300,000,000.

         "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing
Date) to but excluding such Payment Date.

         "Invested Amount" shall mean, as of any date of determination, an amount equal to (i) the initial principal amount of the Series 2003-C Notes, minus (ii) the amount of principal previously paid to the Series 2003-C Noteholders, minus (iii) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.04(a)(vi) prior to such date.

         "Investment Earnings" shall mean, with respect to any Payment Date, all interest and earnings on Eligible Investments included in the Cash Collateral Account (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.

         "Investment Letter" shall have the meaning specified in subsection 8.03(a).

         "Investor Charge-Off" shall have the meaning specified in Section 4.05.

         "Investor Default Amount" shall mean, with respect to any Payment Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

         "Investor Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the Investor Percentage for such Monthly Period of (a) Collections of Finance Charge and Administrative Receivables (including Recoveries treated as Collections of Finance Charge and Administrative Receivables) deposited in the Collection Account for such Monthly Period and (b) Interchange treated as Investor Finance Charge Collections for such Monthly Period pursuant to subsection 3.01(b).

         "Investor Percentage" shall mean, for any Monthly Period, (a) with respect to Defaulted Amounts and Finance Charge and Administrative Receivables at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Investor Percentage.

         "Investor Principal Collections" shall mean, with respect to any Monthly Period, the aggregate amount retained in the Collection Account for Series 2003-C pursuant to subsection 4.01(c)(ii) for such Monthly Period and any amount treated as Investor Principal Collections for Series 2003-C pursuant to
Section 8.03(b) of the Indenture.

         "LIBOR" shall mean, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each such Interest Period in accordance with the provisions of Section 4.12.

         "LIBOR Determination Date" shall mean (i) August 13, 2003 for the period from and including the Closing Date through and including September 21, 2003, (ii) September 18, 2003 for the period from and including September 22, 2003 through and including October 19, 2003 and (iii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

         "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Monthly Interest" shall mean, with respect to any Payment Date, the sum of the Class A-1 Monthly Interest, the Class A-2 Monthly Interest, the Class B Monthly Interest, the Class C-1 Monthly Interest, the Class C-2 Monthly Interest and the Class D Monthly Interest for such Payment Date.

         "Monthly Principal" shall mean the monthly principal distributable in respect of the Notes as calculated in accordance with Section 4.03.

         "Monthly Principal Reallocation Amount" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

                           (A)      the lower of (i) the Class A Required Amount
and (ii) the product of (a) 20.00% and (b) (x) the Initial Invested Amount minus
(y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date); and

                           (B)      the lower of (i) the sum of the Class B
Required Amount and the Servicing Fee Required Amount and (ii) the product of
(a) 10.75% and (b) (x) the Initial Invested Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date and as required in (A) above); and

                           (C)      the lower of (i) the Class C Required Amount
and (ii) the product of (a) 3.50% and (b) (x) the Initial Invested Amount minus
(y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date and as required in (A) and (B) above).

         "Monthly Servicing Fee" shall have the meaning specified in subsection 3.01(a).

         "Moody's" shall mean Moody's Investors Service, Inc. and any successor in interest thereto.

         "Net Portfolio Yield" shall mean, with respect to any Monthly Period, the per annum rate (calculated on the basis of a 360-day year consisting of twelve (12) 30-day months) equal to the product of (I) the percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Investor Finance Charge Collections with respect to such Monthly Period, plus (ii) the Principal Funding Investment Proceeds deposited into the Collection Account on the Payment Date related to such Monthly Period, plus (iii) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.10, each deposited into the Collection Account on the Payment Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Invested Amount as of the last day of the prior Monthly Period, multiplied by (II) twelve
(12); provided, however, that Excess Finance Charge Collections that are allocated to Series 2003-C with respect to such Monthly Period may be added to the numerator if the Transferor shall have provided ten (10) Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Indenture Trustee shall have received notification in writing that such action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Notes of any outstanding Series or Class with respect to which it is a Rating Agency.

         "Note Principal Balance" shall mean, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Note Principal Balance.

         "Payment Date" shall mean October 20, 2003 and the twentieth day of each calendar month thereafter, or if such twentieth day is not a Business Day, the next succeeding Business

Day; provided, however, that the Payment Date in August 2005 is the Expected Final Principal Payment Date or, if such day is not a Business Day, the next succeeding Business Day.

         "Percentage Allocation" shall have the meaning set forth in subsection 4.01(c).

         "Principal Funding Account" shall have the meaning set forth in subsection 4.09(a).

         "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

         "Principal Funding Investment Proceeds" shall mean, with respect to each Payment Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Payment Date to but excluding such Payment Date.

         "Private Holder" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Trust (including the assets of the Trust, income of the Trust or distributions made by the Trust), but excluding any interest in the Trust represented by any Series or Class of Notes or any other interest as to which the Transferor has provided to the Indenture Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, (i) "Private Holder" shall also include any other Person that the Transferor determines is, may be, or may become a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) (including by reason of Section 1.7704-1(h)(3)) of the United States Treasury Regulations. "Private Holders" shall include the Holders of the Trust Beneficial Interest or other ownership interest or any interest in either, the Servicer and the Class D Noteholders. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor.

         "Quarterly Excess Spread Percentage" shall mean (a) with respect to the October 2003 Payment Date, the Excess Spread Percentage for the October 2003 Payment Date, (b) with respect to the November 2003 Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the October 2003 Payment Date and (ii) the Excess Spread Percentage for the November 2003 Payment Date and the denominator of which is two, (c) with respect to the December 2003 Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the October 2003 Payment Date, (ii) the Excess Spread Percentage for the November 2003 Payment Date and (iii) the Excess Spread Percentage for the December 2003 Payment Date and the denominator of which is three, (d) with respect to the January 2004 Payment Date and each Payment Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages for the then-current Payment Date and the immediately preceding two Payment Dates and the denominator of which is three.

         "Rating Agency" shall mean each of Standard & Poor's and Moody's.

         "Reallocated Principal Collections" shall mean, with respect to any Payment Date, Investor Principal Collections applied in accordance with Section
4.06 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

         "Reassignment Amount" shall mean, with respect to any Payment Date, after giving effect to any deposits and distributions otherwise to be made on such Payment Date, the sum of (i) the Note Principal Balance on such Payment Date, plus (ii) Monthly Interest for such Payment Date and any Monthly Interest previously due but not distributed to the Series 2003-C Noteholders, plus (iii) the amount of Additional Interest, if any, for such Payment Date and any Additional Interest previously due but not distributed to the Series 2003-C Noteholders on a prior Payment Date.

         "Reference Banks" shall mean three major banks in the London interbank market selected by the Servicer.

         "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

         "Required Cash Collateral Account Amount" shall mean, (a) prior to the occurrence of an Event of Default with respect to Series 2003-C, with respect to any date of determination, the product of (i) the Cash Collateral Account Percentage in effect on such date and (ii) the Initial Invested Amount; provided that the Required Cash Collateral Account Amount shall not exceed the sum of the Class C Note Principal Balance and the Class D Note Principal Balance, minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination and (b) after the occurrence of an Event of Default with respect to Series 2003-C, for any Payment Date, the sum of (i) the amount on deposit in the Cash Collateral Account on such Payment Date (including any amount transferred from the Reserve Account to the Cash Collateral Account pursuant to Section 4.10(e)), plus (ii) Available Finance Charge Collections for such Payment Date remaining after application of such amounts pursuant to subsection 4.04(a)(vii); provided, however, that if after the occurrence of an Event of Default with respect to Series 2003-C the maturity of the Series 2003-C Notes is not accelerated, the Required Cash Collateral Account Amount shall not exceed the Note Principal Balance.

         "Required Reserve Account Amount" shall mean, with respect to any Payment Date on or after the Reserve Account Funding Date, an amount equal to
(a) the product of (i) 0.50% of the Note Principal Balance as of the preceding Payment Date and (ii) a fraction the numerator of which is the number of Monthly Periods scheduled to be included in the Controlled Accumulation Period as of such date and the denominator of which is eight (except that if such numerator is one, the Required Reserve Account Amount determined pursuant to this clause (a) shall be $0), or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition with respect to such designation shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2003-C.

         "Required Transferor Interest" shall have the meaning specified in the Indenture.

         "Reserve Account" shall have the meaning specified in subsection
4.10(a).

         "Reserve Account Funding Date" shall mean the date designated by the Servicer which occurs not later than the earliest of (a) the Payment Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period or (b) such other date designated by the Servicer.

         "Reserve Account Surplus" shall mean, as of any Payment Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "Reserve Draw Amount" shall mean, with respect to each Payment Date during the Controlled Accumulation Period or the first Payment Date during the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Payment Date are less than the Covered Amount determined as of such Payment Date.

         "Reset Date" shall mean, any date that is (i) an Addition Date, (ii) a date on which the issuance of additional Notes of an Outstanding Series occurs,
(iii) a date on which an increase or decrease in the Invested Amount of any Series that is a variable principal funding Series occurs or (iv) a Removal Date.

         "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of the close of business on the day the Controlled Accumulation Period commences or the Early Amortization Period commences.

         "Series 2003-C" shall mean the Series of Notes the terms of which are specified in this Indenture Supplement.

         "Series 2003-C Final Maturity Date" shall mean the earlier to occur of
(a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date.

         "Series 2003-C Note" shall mean a Class A Note, a Class B Note, a Class C Note or a Class D Note.

         "Series 2003-C Noteholder" shall mean a Class A Noteholder, a Class B Noteholder, a Class C Noteholder or a Class D Noteholder.

         "Series 2003-C Pay Out Event" shall have the meaning specified in
Section 6.01.

         "Series 2003-C Principal Shortfall" shall have the meaning specified in subsection 4.08.

         "Servicing Fee Rate" shall mean 2% per annum, which may be changed pursuant to subsection 3.01(c).

         "Servicing Fee Required Amount" shall mean, with respect to any Payment Date, an amount equal to the excess of the amount described in subsection 4.04(a)(iii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

         "Standard & Poor's" shall mean Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and any successor in interest thereto.

         "Telerate Page 3750" shall mean the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

         (b) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

                                  ARTICLE III
                          Servicing Fee and Interchange

         Section 3.01      Servicing Compensation; Interchange.

         (a) Servicing Fee. The Servicer shall determine the share of the Servicing Fee allocable to Series 2003-C with respect to any Payment Date (the "MONTHLY SERVICING FEE"), which shall be equal to one-twelfth of the product of
(a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Payment Date, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Payment Date and the Floating Investor Percentage with respect to such Monthly Period; provided, however, that with respect to the first Payment Date, the Monthly Servicing Fee shall be equal to $500,000. The remainder of the Monthly Servicing Fee shall be paid by the holder of the Trust Beneficial Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2003-C Noteholders be liable for the share of the Servicing Fee to be paid by the holder of the Trust Beneficial Interest or the Noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section
3.01 and Section 4.04, it shall be paid by the holder of the Trust Beneficial Interest.

         (b) Interchange. On or before each Determination Date, the Servicer shall notify the Transferor of the amount of Interchange to be included as Investor Finance Charge Collections with respect to the preceding Monthly Period as determined pursuant to this subsection 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as reasonably estimated by the Servicer, and (ii) the Floating Investor Percentage. On each Payment Date, the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Investor Finance Charge Collections with respect to the preceding Monthly Period and such Interchange shall be treated as a portion of Investor Finance Charge Collections for all purposes of this Indenture Supplement, the Indenture and the Transfer and Servicing Agreement.

         (c) The Servicing Fee Rate may be increased upon the written direction of Series 2003-C Noteholders holding 66 2/3% or more of the then-outstanding note principal balance of each Class of the Series 2003-C Notes and upon the written confirmation from each rating agency then rating any Class of the Series 2003-C Notes that the increase in the Servicing Fee Rate will not cause a reduction or withdrawal of the rating of any outstanding Class.

                                   ARTICLE IV
                       Rights of Series 2003-C Noteholders
                  and Allocation and Application of Collections

         Section 4.01      Collections and Allocations.

         (a) Allocations. Collections of Finance Charge and Administrative Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2003-C pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

         (b) Payments to the Transferor. The Servicer shall, on Deposit Dates, withdraw from the Collection Account and pay to the holders of Trust Beneficial Interests or Certificates the following amounts:

                  (i) an amount equal to the Transferor Percentage of Collections of Finance Charge and Administrative Receivables to the extent such amount is deposited in the Collection Account; and

                  (ii) an amount equal to the Transferor Percentage of Collections of Principal Receivables deposited in the Collection Account, if the Transferor Interest (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero and otherwise shall be deposited in the Excess Funding Account.

         The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Receivables or the Notes pursuant to, respectively, Section 2.06 or Section 7.01 of the Transfer and Servicing Agreement and payment of the purchase price for the Series 2003-C Notes pursuant to Section 7.01 of this Indenture Supplement.

         (c) Allocations to the Series 2003-C Noteholders. The Servicer shall, prior to the close of business on any Deposit Date, allocate to the Series 2003-C Noteholders the following amounts as set forth below:

                  (i) Allocations of Finance Charge Collections. The Servicer shall, allocate to the Series 2003-C Noteholders and deposit in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge and Administrative Receivables for such Deposit Date.

                  (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2003-C Noteholders the following amounts as set forth below:

                           (x) Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables on such Deposit Date shall be allocated to the Series 2003-C Noteholders and, following allocation in accordance with
         Section 4.04(b) hereof and Section 8.05 of the Indenture, shall be paid to the holders of Trust Beneficial Interests or Certificates only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                           (y)      Allocations During the Controlled
         Accumulation Period. During the Controlled Accumulation Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "PERCENTAGE ALLOCATION") shall be allocated to the Series 2003-C Noteholders and retained in the Collection Account until deposited monthly in the Principal Funding Account as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Payment Date, then such excess shall not be treated as a Percentage Allocation and, following allocation in accordance with Section 4.08 hereof and Section 8.05 of the Indenture, shall be paid to the holders of Trust Beneficial Interests or Certificates only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

                           (z) Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2003-C Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 2003-C Noteholders, such amount, following allocation in accordance with Section 4.08 hereof and Section 8.05 of the Indenture, shall be paid to the holders of Trust Beneficial Interests or Certificates only if the Transferor Interest on such date is greater than the Required Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account.

         Section 4.02      Determination of Monthly Interest.

         (a) The amount of monthly interest ("CLASS A-1 MONTHLY INTEREST") distributable from the Collection Account with respect to the Class A-1 Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-1 Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class A-1 Note Principal Balance as of the close of business on the related Record Date (or, with respect to the initial Payment Date, the Class A-1 Note Initial Principal Balance).

         Subject to Section 4.02(e), the amount of monthly interest ("CLASS A-2 MONTHLY INTEREST") distributable from the Collection Account with respect to the Class A-2 Notes on any Payment Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-2 Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class A-2 Note Principal Balance as of the close of business on the related Record Date (or, with respect to the initial Payment Date, the Class A-2 Note Initial Principal Balance).

         On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "CLASS A-1 INTEREST SHORTFALL"), of (x) the Class A-1 Monthly Interest for such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Class A-1 Monthly Interest on such Payment Date. If the Class A-1 Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class A-1 Interest Shortfall is fully paid, an additional amount ("CLASS A-1 ADDITIONAL INTEREST") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-1 Note Interest Rate in effect with respect to the related Interest Period, times (iii) such Class A-1 Interest Shortfall (or the portion thereof which has not been paid to the Class A-1 Noteholders) shall be payable as provided herein with respect to the Class A-1 Notes. Notwithstanding anything to the contrary herein, Class A-1 Additional Interest shall be payable or distributed to the Class A-1 Noteholders only to the extent permitted by applicable law.

         On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "CLASS A-2 INTEREST SHORTFALL"), of (x) the Class A-2 Monthly Interest for such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Class A-2 Monthly Interest on such Payment Date. If the Class A-2 Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class A-2 Interest Shortfall is fully paid, an additional amount ("CLASS A-2 ADDITIONAL INTEREST") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A-2 Note Interest Rate in effect with respect to the related Interest Period, times (iii) such Class A-2 Interest Shortfall (or the portion thereof which has not been paid to the Class A-2 Noteholders) shall be payable as provided herein with respect to the Class A-2 Notes. Notwithstanding anything to the contrary herein, Class A-2 Additional Interest shall be payable or distributed to the Class A-2 Noteholders only to the extent permitted by applicable law.

         (b) Subject to Section 4.02(e), the amount of monthly interest ("CLASS B MONTHLY INTEREST") distributable from the Collection Account with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class B Note Principal Balance as of the close of business on the related Record Date (or, with respect to the initial Payment Date, the Class B Note Initial Principal Balance).

         On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "CLASS B INTEREST SHORTFALL"), of (x) the Class B Monthly Interest for such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class B Interest Shortfall is fully paid, an additional amount ("CLASS B ADDITIONAL INTEREST") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period, times (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

         (c) Subject to Section 4.02(e), the amount of monthly interest ("CLASS C-1 MONTHLY INTEREST") distributable from the Collection Account with respect to the Class C-1 Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(ii) the Class C-1 Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class C-1 Note Principal Balance as of the close of business on the related Record Date (or, with respect to the initial Payment Date, the Class C-1 Note Initial Principal Balance).

         The amount of monthly interest ("CLASS C-2 MONTHLY INTEREST") distributable from the Collection Account with respect to the Class C-2 Notes on any Payment Date shall be an amount equal to the product of one-twelfth of (i) the Class C-2 Note Interest Rate, times (ii) the Class C-2 Note Principal Balance as of the close of business on the related Record Date; provided, however, that Class C-2 Monthly Interest shall be $126,230.90 on the initial Payment Date; and provided, however, that the Class C-2 Monthly Interest on the Payment Date in August 2005 shall be calculated on the basis of 25 days and a 360-day year and, if any Class C-2 Notes remain outstanding, the Class C-2 Monthly Interest on the Payment Date in September 2005 shall be calculated on the basis of 35 days and a 360-day year.

         On the Determination Date preceding each Payment Date, the Servicer shall determine an amount (the "CLASS C-1 INTEREST SHORTFALL") equal to (x) the aggregate Class C-1 Monthly Interest for such Payment Date minus (y) the aggregate amount of funds allocated and available to pay such Class C-1 Monthly Interest, including, but not limited to, the Available Cash Collateral Account Amount, on such Payment Date. If the Class C-1 Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class C-1 Interest Shortfall is fully paid, an additional amount ("CLASS C-1 ADDITIONAL INTEREST") shall be payable as provided herein with respect to the Class C-1 Notes equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class C-1
Note Interest Rate in effect with respect to the related Interest Period, times
(iii) such Class C-1 Interest Shortfall (or the portion thereof which has not been paid to the Class C-1 Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in
Section 4.04(a)(iv) and Section 4.11(c) for the purpose of paying such amount with respect to such Payment Date)). Notwithstanding anything to the contrary herein, Class C-1 Additional Interest shall be payable or distributed to the Class C-1 Noteholders only to the extent permitted by applicable law.

         On the Determination Date preceding each Payment Date, the Servicer shall determine an amount (the "CLASS C-2 INTEREST SHORTFALL") equal to (x) the aggregate Class C-2 Monthly Interest for such Payment Date minus (y) the aggregate amount of funds allocated and available to pay such Class C-2 Monthly Interest, including, but not limited to, the Available Cash Collateral Account Amount, on such Payment Date. If the Class C-2 Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class C-2 Interest Shortfall is fully paid, an additional amount ("CLASS C-2 ADDITIONAL INTEREST") shall be payable as provided herein with respect to the Class C-2 Notes equal to the product of one-twelfth of (i) the Class C-2
Note Interest Rate, times (ii) such Class C-2 Interest Shortfall (or the portion thereof which has not been paid to the Class C-2 Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in Section 4.04(a)(iv) and Section 4.11(c) for the purpose of paying such amount with respect to such Payment Date)); provided, however, that any Class C-2 Additional Interest on the Payment Date in August 2005 shall be calculated on the basis of 25 days and a 360-day year and, if any Class C-2 Notes remain outstanding, any Class C-2 Additional Interest on the Payment Date in September 2005 shall be calculated on the basis of 35 days and a 360-day year. Notwithstanding anything to the contrary herein, Class C-2 Additional Interest shall be payable or distributed to the Class C-2 Noteholders only to the extent permitted by applicable law.

         (d) Subject to Section 4.02(e), the amount of monthly interest ("CLASS D MONTHLY INTEREST") distributable from the Collection Account with respect to the Class D Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class D Note Interest Rate in effect with respect to the related Interest Period, times (iii) the Class D Note Principal Balance as of the close of business on the related Record Date (or, with respect to the initial Payment Date, the Class D Note Initial Principal Balance).

         On the Determination Date preceding each Payment Date, the Servicer shall determine an amount (the "CLASS D INTEREST SHORTFALL") equal to (x) the aggregate Class D Monthly Interest for such Payment Date minus (y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest, including, but not limited to, the Available Cash Collateral Account Amount (after giving effect to any reduction in such amount after application of funds therefrom pursuant to Section 4.02(c)), on such Payment Date. If the Class D Interest Shortfall with respect to any Payment Date is greater than zero, on each subsequent Payment Date until such Class D Interest Shortfall is fully paid, an additional amount ("CLASS D ADDITIONAL INTEREST") shall be payable as provided herein with respect to the Class D Notes equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class D Note Interest Rate in effect with respect to the related Interest Period, times (iii) such Class D Interest Shortfall (or the portion thereof which has not been paid to the Class D Noteholders (after giving effect to the application of the proceeds of any draw made on the Cash Collateral Account as provided in Section 4.04(a)(viii) and Section 4.11(c) for the purpose of paying such amount with respect to such Payment Date)). Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to the Class D Noteholders only to the extent permitted by applicable law.

         (e) The amount of Class A-2 Monthly Interest, Class B Monthly Interest, Class C-1 Monthly Interest and Class D Monthly Interest distributable pursuant to Section 4.02(b), (c) and (d) above on the first Payment Date will equal the sum of the interest accrued at the applicable rate from the Closing Date through and including September 21, 2003 based on LIBOR determined on August 13, 2003 and the interest accrued from September 22, 2003 through and including October 19, 2003 based on LIBOR determined on September 18, 2003.

         (f) The Transferor may change the Class D Margin Percentage with the prior written consent of each Rating Agency and without the prior consent of any Noteholder, so long as all of the Class D Notes are held by the Transferor or an Affiliate of the Transferor; provided, however, that the Class D Margin Percentage shall not exceed 7.00% at any time.

         Section 4.03 Determination of Monthly Principal. The amount of monthly principal distributable from the Collection Account with respect to the Notes on each Payment Date (the "MONTHLY PRINCIPAL"), beginning with the Payment Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Payment Date, (ii) for each Payment Date during the Controlled Accumulation Period, the Controlled Deposit Amount for such Payment Date and (iii) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections
4.05 and 4.06) prior to any deposit into the Principal Funding Account on such Payment Date.

         Section 4.04 Application of Available Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Indenture Trustee to apply, by written instruction to the Indenture Trustee, on each Payment Date, Available Finance Charge Collections and Available Principal Collections with respect to such Payment Date to make the following distributions:

         (a) On each Payment Date, an amount equal to the Available Finance Charge Collections with respect to such Payment Date will be distributed or deposited in the following priority:

                  (i) (A) an amount equal to Class A-1 Monthly Interest for such Payment Date, plus the amount of any Class A-1 Monthly Interest previously due but not distributed to Class A-1 Noteholders on a prior Payment Date, plus the amount of any Class A-1 Additional Interest for such Payment Date, plus the amount of any Class A-1 Additional Interest previously due but not distributed to Class A-1 Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class A-1 Noteholders on such Payment Date; and (B) an amount equal to Class A-2 Monthly Interest for such Payment Date, plus the amount of any Class A-2 Monthly Interest previously due but not distributed to Class A-2 Noteholders on a prior Payment Date, plus the amount of any Class A-2 Additional Interest for such Payment Date, plus the amount of any Class A-2 Additional Interest previously due but not distributed to Class A-2 Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class A-2 Noteholders on such Payment Date; such amounts under clauses (A) and
(B) to be distributed in the proportion that the amount of interest due under clause (A) bears to the total amount of interest due under this subsection 4.04(a)(i) and the amount of interest due under Clause (B) bears to the total amount of interest due under this subsection 4.04(a)(i) on the related Payment Date;

                  (ii) an amount equal to Class B Monthly Interest for such Payment Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Payment Date, plus the amount of any Class B Additional Interest for such Payment Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Payment Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on such Payment Date;

                  (iii) an amount equal to the Monthly Servicing Fee for such Payment Date, plus the amount of any Monthly Servicing Fee previously payable pursuant to this clause (iii) for a prior Payment Date but not paid to the Servicer, shall be paid to the Servicer unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture;

                  (iv) (A) an amount equal to Class C-1 Monthly Interest for such Payment Date, plus the amount of any Class C-1 Monthly Interest previously due but not distributed to the Class C-1 Noteholders on a prior Payment Date, plus the amount of any Class C-1 Additional Interest for such Payment Date, plus the amount of any Class C-1 Additional Interest previously due but not distributed to the Class C-1 Noteholders on a prior Payment Date shall be distributed to the Paying Agent for payment to the Class C-1 Noteholders on such Payment Date; and (B) an amount equal to Class C-2 Monthly Interest for such Payment Date, plus the amount of any Class C-2 Monthly Interest previously due but not distributed to the Class C-2 Noteholders on a prior Payment Date, plus the amount of any Class C-2 Additional Interest for such Payment Date, plus the amount of any Class C-2 Additional Interest previously due but not distributed to Class C-2 Noteholders on a prior Payment Date shall be distributed to the Paying Agent for payment to the Class C-2 Noteholders on such Payment Date; provided, however, that, in the event that the sum of Class C-1 Monthly Interest, Class C-1 Additional Interest, Class C-2 Monthly Interest and Class C-2 Additional Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.04(a)(i) through (iii) above) to fund such Class C-1 Monthly Interest, Class C-1 Additional Interest, Class C-2 Monthly Interest and Class C-2 Additional Interest, a draw will be made from amounts available for distribution in the Cash Collateral Account (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Payment Date in accordance with this subsection 4.04(a)(iv); such amounts under clauses (A) and (B) to be distributed in the proportion that the amount of interest due under clause (A) bears to the total amount of interest due under this subsection 4.04(a)(iv) and the amount of interest due under clause (B) bears to the total amount of interest due under this subsection 4.04(a)(iv) on the related Payment Date ;

                  (v) an amount equal to the Investor Default Amount, if any, for the related Monthly Period shall be treated as a portion of Available Principal Collections for such Payment Date;

                  (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subparagraph (vi) shall be treated as a portion of Available Principal Collections for such Payment Date;

                  (vii) on each Payment Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

                  (viii) an amount equal to Class D Monthly Interest for such Payment Date, plus the amount of any Class D Monthly Interest previously due but not distributed to the Class D Noteholders on a prior Payment Date, plus the amount of any Class D Additional Interest for such Payment Date, plus the amount of any Class D Additional Interest previously due but not distributed to the Class D Noteholders on a prior Payment Date shall be distributed to the Paying Agent for payment to the Class D Noteholders on such Payment Date; provided, however, that, in the event that the sum of Class D Monthly Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.04(a)(i) through (vii) above) to fund such Class D Monthly Interest and Class D Additional Interest, a draw will be made from amounts available for distribution in the Cash Collateral Account (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying Agent for payment to the Class D Noteholders on such Payment Date in accordance with this subsection 4.04(a)(viii);

                  (ix) an amount equal to the amounts required to be deposited in the Cash Collateral Account pursuant to Section 4.11(f) shall be deposited into the Cash Collateral Account as provided in Section 4.11(f);

                  (x) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and will be available for allocation to other Series in Group One as described in Section 8.08 of the Indenture; and

                  (xi) to the extent not applied as set forth in clause (x), any remaining amounts will be paid to the holders of Trust Beneficial Interests or Certificates.

         (b) On each Payment Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture.

         (c) On each Payment Date during the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

                  (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Payment Date shall be deposited into the Principal Funding Account;

                  (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Payment Date shall be distributed to the Paying Agent for payment (A) to the Class A-1 Noteholders on such Payment Date and on each subsequent Payment Date until the Class A-1 Note Principal Balance has been paid in full and (B) to the Class A-2 Noteholders on such Payment Date and on each subsequent Payment Date until the Class A-2 Note Principal Balance has been paid in full; such amounts under clauses (A) and (B) to be distributed to the Class A-1 Noteholders and the Class A-2 Noteholders in the proportion that the Class A-1 Note Principal Balance bears to the Class A Note Principal Balance and to the Class A-2 Noteholders in the proportion that the Class A-2 Note Principal Balance bears to the Class A Note Principal Balance before payments on the related Payment Date, without any priority between them;

                  (iii) during the Early Amortization Period, after the Class A Note Principal Balance has been paid in full, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Payment Date and on each subsequent Payment Date until the Class B Note Principal Balance has been paid in full;

                  (iv) during the Early Amortization Period, after the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment (A) to the Class C-1 Noteholders on such Payment Date and on each subsequent Payment Date until the Class C-1 Note Principal Balance has been paid in full and (B) to the Class C-2 Noteholders on such Payment Date and on each subsequent Payment Date until the Class C-2 Note Principal Balance has been paid in full; such amounts under clauses (A) and (B) to be distributed to the Class C-1 Noteholders and the Class C-2 Noteholders in the proportion that the Class C-1 Note Principal Balance bears to the Class C Note Principal Balance and to the Class C-2 Noteholders in the proportion that the Class C-2 Note Principal Balance bears to the Class C Note Principal Balance before payments on the related Payment Date, without any priority between them;;

                  (v) during the Early Amortization Period, after the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance have been paid in full, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class D Noteholders on such Payment Date and on each subsequent Payment Date until the Class D Note Principal Balance has been paid in full; and

                  (vi) in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clause (i) or (v) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.05 of the Indenture.

         (d) On the earlier to occur of (i) the first Payment Date during the Early Amortization Period or (ii) the Expected Final Principal Payment Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment: to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders, in that order of priority, the amounts deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i); the amounts to be distributed pursuant to this subsection 4.04(d) to the Class A Noteholders shall be distributed to the Class A-1 Noteholders and the Class A-2 Noteholders in the proportion that the Class A-1 Note Principal Balance bears to the Class A Note Principal Balance and to the Class A-2 Noteholders in the proportion that the Class A-2 Note Principal Balance bears to the Class A Note Principal Balance before payments on the related Payment Date, without any priority between them; and the amounts to be distributed pursuant to this subsection 4.04(d) to the Class C Noteholders shall be distributed to the Class C-1 Noteholders and the Class C-2 Noteholders in the proportion that the Class C-1 Note Principal Balance bears to the Class C Note Principal Balance and to the Class C-2 Noteholders in the proportion that the Class C-2 Note Principal Balance bears to the Class C Note Principal Balance before payments on the related Payment Date .

         (e) The Controlled Accumulation Period is scheduled to commence at the close of business on November 30, 2004; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 8 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Final Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the Reserve Account Funding Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

         Section 4.05 Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Investor Default Amount, if any, for the related Payment Date. If, on any Payment Date, the Investor Default Amount for such Payment Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.04(a)(v) with respect to such Payment Date, the Invested Amount (after giving effect to any reductions for any Reallocated Principal Collections on such Payment Date) will be reduced by the amount of such excess, but not by more than the lesser of the Investor Default Amount and the Invested Amount

(after giving effect to any reductions for any Reallocated Principal Collections on such Payment Date) for such Payment Date (such reduction, an "INVESTOR CHARGE-OFF").

         Section 4.06 Reallocated Principal Collections. On each Payment Date, the Servicer shall apply, or shall cause the Indenture Trustee to apply, Reallocated Principal Collections with respect to such Payment Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.04(a)(i),
(ii), (iii) and (iv). On each Payment Date, the Invested Amount shall be reduced by the amount of Reallocated Principal Collections for such Payment Date.

         Section 4.07 Excess Finance Charge Collections. Series 2003-C shall be an Excess Allocation Series with respect to Group One only. Subject to
Section 8.08 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Payment Date will be allocated to Series 2003-C in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Payment Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2003-C for such Payment Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Payment Date. The "FINANCE CHARGE SHORTFALL" for Series 2003-C for any Payment Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (viii) on such Payment Date over (b) the Available Finance Charge Collections with respect to such Payment Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

         Section 4.08 Shared Principal Collections. Subject to Section 8.05 of the Indenture, Shared Principal Collections with respect to the Series in Group One for any Payment Date will be allocated to Series 2003-C in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Group One for such Payment Date and (y) a fraction, the numerator of which is the Series 2003-C Principal Shortfall for such Payment Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Group One for such Payment Date. The "SERIES 2003-C PRINCIPAL SHORTFALL" will be equal to (a) for any Payment Date with respect to the Revolving Period or the Early Amortization Period, zero; (b) for any Payment Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Payment Date over the amount of Available Principal Collections for such Payment Date (excluding any portion thereof attributable to Shared Principal Collections).

         Section 4.09      Principal Funding Account.

         (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2003-C Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-C Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture

Trustee for the benefit of the Series 2003-C Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being so notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i).

         (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Payment Date, after giving effect to any deposits to or withdrawals from the Principal Funding Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Payment Date during the Controlled Accumulation Period and on the first Payment Date to occur during the Early Amortization Period, the Indenture Trustee, acting at the Servicer's written direction given on or before such Payment Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Finance Charge Collections in accordance with Section 4.04.

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

         Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

         Section 4.10      Reserve Account.

         (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2003-C Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2003-C Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2003-C Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being so notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(vii).

         (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Payment Date, after giving effect to any deposits to or withdrawals from the Reserve Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consist of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitute investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it

(other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Payment Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Payment Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Payment Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) On or before each Payment Date during the Controlled Accumulation Period and on or before the first Payment Date to occur during the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.04(a)(vii) with respect to such Payment Date.

         (d) In the event that for any Payment Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Payment Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Payment Date.

         (e) In the event that the Reserve Account Surplus on any Payment Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Payment Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Cash Collateral Account, to the extent that funds on deposit in the Cash Collateral Account are less than the Required Cash Collateral Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the holders of Trust Beneficial Interests or Certificates.

         (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Payment Date to occur during the Early Amortization Period and (iii) the Expected Final Principal Payment Date, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 2003-C Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (x) deposit such amounts in the Cash Collateral Account, to the extent that funds on deposit in the Cash Collateral Account are less than the Required Cash Collateral Account Amount, and (y) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(x) to the holders of the Trust Beneficial Interests or Certificates. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement.

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         Section 4.11      Cash Collateral Account.

         (a) On or prior to the Closing Date, the Servicer shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Class D Noteholders, a segregated account with the corporate trust department of such Eligible Institution (the "CASH COLLATERAL ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Class D Noteholders. Except as otherwise provided in this Section 4.11, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the Class D Noteholders. If at any time the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being so notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Cash Collateral Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Payment Date prior to termination of the Cash Collateral Account, make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, subsection 4.11(f).

         (b) Funds on deposit in the Cash Collateral Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Cash Collateral Account on any Payment Date, after giving effect to any withdrawals from and deposits to the Cash Collateral Account on such Payment Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Payment Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.11(b), the Indenture Trustee shall not hold Eligible Investments through an agent or a nominee.

         On each Payment Date (but subject to subsections 4.11(c) and 4.11(d)), the Investment Earnings, if any, accrued since the preceding Payment Date on funds on deposit in the Cash Collateral Account shall be retained in the Cash Collateral Account and applied as other funds therein are applied. For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement (subject to subsections 4.11(c) and 4.11(d)), all Investment Earnings shall be deemed not to be available or on deposit.

         (c) If, on any Payment Date, the aggregate amount available for distribution pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii), including, but not limited to, any amount available pursuant to Section 4.07, is less than the aggregate amount required to be distributed pursuant to subsections 4.04(a)(iv) and 4.04(a)(viii) (without giving effect to any limitation based on Available Finance Charge Collections), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Cash Collateral Account the amount of such deficiency up to the Available Cash Collateral Account Amount and, if the Available Cash Collateral Account Amount is less than such deficiency, Investment Earnings credited to the Cash Collateral Account, and deposit such amount in the Collection Account for payment first to the Class C Noteholders in respect of interest on the Class C Notes to the extent of any deficiency in amounts otherwise available under subsection 4.04(a)(iv) and then to the Class D Noteholders in respect of interest on the Class D Notes in accordance with Section 4.04.

         (d) On the Series 2003-C Final Maturity Date, the Indenture Trustee at the written direction of the Servicer shall withdraw from the Cash Collateral Account an amount equal to the lesser of (i) the sum of the Class C Note Principal Balance and the Class D Note Principal Balance (after any payments to be made pursuant to subsection 4.04(c) on such date) and (ii) the Available Cash Collateral Account Amount and, if the Available Cash Collateral Account Amount is not sufficient to reduce first, the Class C Note Principal Balance and then, the Class D Note Principal Balance to zero, Investment Earnings credited to the Cash Collateral Account up to the amount required to reduce each of the Class C Note Principal Balance and the Class D Note Principal Balance to zero, and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution first, to the Class C Noteholders and then, to the Class D Noteholders in accordance with subsections 5.02(f) and 5.02(h).

         (e) On any day following the occurrence of an Event of Default with respect to Series 2003-C and acceleration of the maturity of the Series 2003-C Notes pursuant to Section 5.03 of the Indenture, the Servicer shall withdraw from the Cash Collateral Account an amount equal to the Available Cash Collateral Account Amount and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders and the Class D Noteholders, in that order of priority, in accordance with Section 5.02, to fund any shortfalls in amounts owed to such Noteholders.

         (f) If on any Payment Date, after giving effect to all withdrawals from the Cash Collateral Account, the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount then in effect, Available Finance Charge Collections, minus

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

the amount described in clause (d) of the definition of Available Finance Charge Collections, shall be deposited into the Cash Collateral Account under the circumstances set forth in subsection 4.04(a)(ix) up to the amount of the Cash Collateral Account Deficiency.

         (g) If on any Payment Date, after giving effect to all withdrawals from and deposits to the Cash Collateral Account, the amount on deposit in the Cash Collateral Account would exceed the Required Cash Collateral Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the Transferor. On the date on which each of the Class C Note Principal Balance and the Class D Note Principal Balance has been paid in full (including amounts to be paid to the Class C Noteholders and the Class D Noteholders pursuant to subsection 4.11(d) above), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Cash Collateral Account all amounts then remaining in the Cash Collateral Account and pay such amounts to the Transferor.

         Section 4.12      Determination of LIBOR.

         (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars having a maturity of one month commencing on such LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, LIBOR for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period and in an amount of not less than U.S. $1,000,000. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two
(2) such quotations are provided, LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period and in an amount of not less than U.S. $1,000,000; provided, that, if the banks selected by the Servicer are not quoting such rates, LIBOR for that LIBOR Determination Date will be the same as LIBOR for the immediately preceding LIBOR Determination Date.

         (b) The Class A-2 Note Interest Rate, the Class B Note Interest Rate, the Class C-1 Note Interest Rate and the Class D Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2003-C Noteholder from time to time.

         (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Transferor by facsimile transmission, notification of LIBOR for the following Interest Period.

         Section 4.13 Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

         Section 4.14      Determination of Federal Funds Rate.

         (a) The Federal Funds Rate (the "FEDERAL FUNDS RATE") in effect on each day of each Interest Period shall be (a) if such day is a Federal Funds Reset Date, the rate determined as provided in subsection 4.14(b) as of the related Federal Funds Determination Date, or (b) if such day is not a Federal Funds Reset Date, the rate determined as of the Federal Funds Determination Date for the immediately preceding Federal Funds Reset Date. The Indenture Trustee shall determine the Federal Funds Rate for the August 15, 2003 Federal Funds Reset Date as of August 14, 2003 and each Federal Funds Determination Date thereafter until such time as the Class A-1 Note Principal Balance has been paid in full.

         (b) With respect to each Federal Funds Determination Date, the Indenture Trustee shall determine the rate on such day for Federal Funds as published in Federal Reserve Statistical Release H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 4:30 p.m., New York City time on such date the rate on such Federal Funds Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." In the event that such rate is not published in either H.15(519) or Composite Quotations by 4:30 p.m., New York City time, on such date, the Federal Funds Rate for such Federal Funds Determination Date shall be calculated by the Indenture Trustee and shall be the arithmetic mean of the rate as of 9:00 a.m., New York City time on such Federal Funds Determination Date, for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in New York City selected by the Servicer; provided, however, that if the brokers so selected by the Servicer are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Determination Date shall be the Federal Funds Rate in effect with respect to the preceding Federal Funds Determination Date.

         (c) The Class A-1 Note Interest Rate applicable to the immediately preceding Interest Period may be obtained by any Class A-1 Noteholder by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2003-C Class A-1 Noteholder from time to time.

         (d) On the final Federal Funds Determination Date for any Interest Period, prior to the later of 10:00 a.m. or as early in the day as available to the Indenture Trustee, the Indenture Trustee shall send to the Servicer, by facsimile, notification of (i) the sum of each day's Federal Funds Rate during the applicable Interest Period, divided by the number of days in such Interest Period and (ii) the Class A-1 Monthly Interest for the related Interest Period.

         (e) All percentages resulting from any calculation of the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class B Note interest Rate, the Class C-1 Note Interest Rate and the Class D Note Interest Rate shall be rounded to the nearest one-hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or. 09876545) would be rounded to 9.87655% (or .987655)), and all dollars used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upward).

         Section 4.15 Priorities Between Classes With Same Alphabetical Designation.

         (a) For all purposes of this Indenture Supplement, whenever principal payments are to be made to Class A Noteholders, principal payments shall be made to the Class A-1 Noteholders and to the Class A-2 Noteholders in the proportion that the Class A-1 Note Principal Balance bears to the Class A Note Principal Balance and to the Class A-2 Noteholders in the proportion that the Class A-2 Note Principal Balance bears to the Class A Note Principal Balance before payments on the related Payment Date without any priority between them.

         (b) For all purposes of this Indenture Supplement, whenever principal payments are to be made to Class C Noteholders, principal payments shall be made to the Class C-1 Noteholders and to the Class C-2 Noteholders in the proportion that the Class C-1 Note Principal Balance bears to the Class C Note Principal Balance and to the Class C-2 Noteholders in the proportion that the Class C-2 Note Principal Balance bears to the Class C Note Principal Balance before payments on the related Payment Date without any priority between them.

         (c) For all purposes of this Indenture Supplement, whenever interest payments are to be made to Class A Noteholders, interest payments shall be made to the Class A-1 Noteholders and to the Class A-2 Noteholders in the proportion that the amount of interest due to the Class A-1 Noteholders bears to the total amount of interest due to the Class A Noteholders and the amount of interest due to the Class A-2 Noteholders bears to the total amount of interest due to the Class A Noteholders on the related Payment Date without any priority between them.

         (d) For all purposes of this Indenture Supplement, whenever interest payments are to be made to Class C Noteholders, interest payments shall be made to the Class C-1 Noteholders and to the Class C-2 Noteholders in the proportion that the amount of interest due to the Class C-1 Noteholders bears to the total amount of interest due to the Class C Noteholders and the amount of interest due to the Class C-2 Noteholders bears to the total amount of interest due to the Class C Noteholders on the related Payment Date without any priority between them.

                                    ARTICLE V
                        Delivery of Series 2003-C Notes;
               Distributions; Reports to Series 2003-C Noteholders

         Section 5.01 Delivery and Payment for the Series 2003-C Notes; Form and Denomination. The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2003-C Notes in accordance with Section
2.03 of the Indenture. The Indenture Trustee shall deliver the Series 2003-C Notes to or upon the order of the Trust when so authenticated. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry

Notes. The Class D Notes shall be delivered as Definitive Notes, and not as Book-Entry Notes. The Class D Notes shall not be registered in the name of the nominee of the Clearing Agency or Foreign Clearing Agency. The Class D Notes shall be available in denominations of $500,000 and integral multiples thereof.

         Section 5.02      Distributions.

         (a) On each Payment Date, the Paying Agent shall distribute to each Class A-1 Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A-1 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class A-1 Notes pursuant to this Indenture Supplement and to each Class A-2 Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A-2 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class A-2 Notes pursuant to this Indenture Supplement.

         (b) On each Payment Date, the Paying Agent shall distribute to each Class A-1 Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A-1 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class A-1 Notes pursuant to this Indenture Supplement and to each Class A-2 Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A-2 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class A-2 Notes pursuant to this Indenture Supplement.

         (c) On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

         (d) On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

         (e) On each Payment Date, the Paying Agent shall distribute to each Class C-1 Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C-1 Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Cash Collateral Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Payment Date to pay interest on the Class C-1 Notes pursuant to this Indenture Supplement and to each Class C-2 Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C-2 Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Cash Collateral Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Payment Date to pay interest on the Class C-2 Notes pursuant to this Indenture Supplement.

         (f) On each Payment Date, the Paying Agent shall distribute to each Class C-1 Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class C-1 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class C-1 Notes pursuant to this Indenture Supplement and to each Class C-2 Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class C-2 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class C-2 Notes pursuant to this Indenture Supplement.

         (g) On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Cash Collateral Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Payment Date to pay interest on the Class D Notes pursuant to this Indenture Supplement.

         (h) On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (other that as provided in Section 11.02 of the Indenture) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay principal of the Class D Notes pursuant to this Indenture Supplement.

         (i) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

         (j) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2003-C Noteholders hereunder shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon.

         Section 5.03      Reports and Statements to Series 2003-C Noteholders.

         (a) On each Payment Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2003-C Noteholder a statement substantially in the form of EXHIBIT C prepared by the Servicer.

         (b) Not later than the second Business Day preceding each Payment Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of EXHIBIT C prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of EXHIBIT D; provided that the Servicer may amend the form of EXHIBIT C and EXHIBIT D, from time to time, with the consent of the Indenture Trustee, which consent shall not be unreasonably withheld.

         (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2003-C Noteholder by a request in writing to the Servicer.

         (d) On or before January 31 of each calendar year, beginning with calendar year 2004, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2003-C Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2003-C Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2003-C Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI
                          Series 2003-C Pay Out Events

         Section 6.01 Series 2003-C Pay Out Events. If any one of the following events shall occur with respect to the Series 2003-C Notes:

         (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2003-C Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2003-C Notes and continues to materially and adversely affect the interests of the noteholders during such 60-day period;

         (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the

Series 2003-C Notes and as a result of which the interests of the Series 2003-C Noteholders are materially and adversely affected for such period; provided, however, that a Series 2003-C Pay Out Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

         (c) the average of the Net Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

         (d) the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance or the Class D Note Principal Balance shall not be paid in full on the Expected Final Principal Payment Date; or

         (e) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2003-C.

then, in the case of any event described in subparagraph (a) or (b) or any Trust Pay Out Event described in Section 5.01(a) of the Indenture, after the applicable grace period, if any, set forth in such subparagraphs or in Section
5.01 of the Indenture, either the Indenture Trustee or the Holders of Series 2003-C Notes evidencing not less than 50% of the aggregate unpaid principal amount of Series 2003-C Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2003-C Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2003-C (a "SERIES 2003-C PAY OUT EVENT") has occurred as of the date of such notice, and, in the case of any event described in subparagraph (c), (d) or (e) or any Trust Pay Out Event described in Sections 5.01(b), (c) or (d) of the Indenture, a Series 2003-C Pay Out Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2003-C Noteholders immediately upon the occurrence of such event.

                                  ARTICLE VII
                       Redemption of Series 2003-C Notes;
                     Final Distributions; Series Termination

         Section 7.01 Optional Redemption of Series 2003-C Notes; Final Distributions.

         (a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the Note Principal Balance as of the Closing Date, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         (b) The Servicer shall give the Issuer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Funding Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2003-C shall be reduced to zero and the Series 2003-C Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.01(d).

         (c)      (i)      The amount to be paid by the Transferor with respect
to Series 2003-C in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Payment Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

                  (ii) The amount to be paid by the Transferor with respect to Series 2003-C in connection with a repurchase of the Notes pursuant to
Section 7.01 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Payment Date of such repurchase.

         (d) With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.01, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Payment Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Payment Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A-1 Monthly Interest for such Payment Date and Class A-2 Monthly Interest for such Payment Date, (B) any Class A-1 Monthly Interest previously due but not distributed to the Class A-1 Noteholders on a prior Payment Date and any Class A-2 Monthly Interest previously due but not distributed to the Class A-2 Noteholders on a prior Payment Date and (C) any Class A-1 Additional Interest for such Payment Date and any Class A-1 Additional Interest previously due but not distributed to the Class A-1 Noteholders on any prior Payment Date and the amount of any Class A-2 Additional Interest for such Payment Date and any Class A-2 Additional Interest previously due but not distributed to the Class A-2 Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class A-1 Noteholders and the Class A-2 Noteholders, as applicable; (ii) (x) the Class B Note Principal Balance on such Payment Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Payment Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Payment Date and (C) the amount of any Class B Additional Interest for such Payment Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class B Noteholders; (iii) (x) the Class C Note Principal Balance on such Payment Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C-1 Monthly Interest for such Payment Date and Class C-2 Monthly Interest for such Payment Date, (B) any Class C-1 Monthly Interest previously due but not distributed to the Class C-1 Noteholders on a prior Payment Date and any Class C-2 Monthly Interest previously due but not distributed to the Class C-2 Noteholders on a prior Payment Date and (C) the amount of any Class C-1 Additional Interest for such Payment Date and any Class C-1 Additional Interest previously due but not distributed to the Class C-1 Noteholders on any prior Payment Date and the amount of any Class

C-2 Additional Interest for such Payment Date and any Class C-2 Additional Interest previously due but not distributed to the Class C-2 Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class C-1 Noteholders and the Class C-2 Noteholders, as applicable; (iv) (x) the Class D Note Principal Balance on such Payment Date will be distributed to the Paying Agent for payment to the Class D Noteholders and (y) an amount equal to the sum of (A) Class D Monthly Interest for such Payment Date, (B) any Class D Monthly Interest previously due but not distributed to the Class D Noteholders on a prior Payment Date and (C) the amount of any Class D Additional Interest for such Payment Date and any Class D Additional Interest previously due but not distributed to the Class D Noteholders on any prior Payment Date, will be distributed to the Paying Agent for payment to the Class D Noteholders and (v) any excess shall be released to the Issuer.

         (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, if the Paying Agent is not also the Indenture Trustee, all amounts distributed to the Paying Agent pursuant to subsection 7.01(d) for payment to the Series 2003-C Noteholders shall be deemed distributed in full to the Series 2003-C Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.01 and shall be deemed to be a final distribution pursuant to
Section 11.02 of the Indenture.

         Section 7.02 Series Termination. On the Series 2003-C Final Maturity Date, the right of the Series 2003-C Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.

                                  ARTICLE VIII
                            Miscellaneous Provisions

         Section 8.01 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

         Section 8.02 Form of Delivery of the Series 2003-C Notes. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Section 2.01 of the Indenture in substantially the form of Exhibit A hereto.

         Section 8.03 Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class D Notes.

         (a) No Holder of a Class D Note may sell, convey, assign, hypothecate, pledge, participate or otherwise transfer any interest in the Class D Notes (each, a "CLASS D NOTE ASSIGNMENT"), to any Person (upon such Class D Note Assignment, a "CLASS D NOTE ASSIGNEE"), unless (i) the Class D Note Assignment consists of the entirety of such assignor Holder's Class D Note and no Class D Note Assignments of a partial interest in such Class D Notes will be made, and (ii) the Transferor shall have granted its prior written consent (which consent shall not be granted if, among other things, the Transferor determines in its sole and absolute discretion that such Class D Note Assignment would create or increase a risk that the

Trust would be classified for Federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation); provided, however, that any Class D Note Assignment shall be void unless (i) such proposed Class D Note Assignee, other than ABC or an Affiliate of ABC, shall comply with this Section 8.03 and shall have delivered to the Indenture Trustee, the Servicer and the Transferor an investment representation letter substantially in the form of Exhibit E attached hereto (an "INVESTMENT LETTER"), or such other form as the Transferor in its sole and absolute discretion deems acceptable, prior to the effectiveness of such Class D Note Assignment; (ii) the number of Private Holders would not exceed, as of the date of the proposed Class D Note Assignment, eighty (80), and (iii) the number of Private Holders owning interests in the Class D Notes would not exceed, as of the date of the proposed Class D Note Assignment, four (4) or such greater number as may be consented to by the Transferor in its sole and absolute discretion. In connection with any Class D Note Assignment, the assignor Class D Note Holder shall request in writing to the Indenture Trustee (who shall promptly deliver it to the Transferor) for the consent of the Transferor, and the Transferor shall respond to any such request within ten Business Days after its receipt; it being understood that the obtaining of such consent is a condition to the effectiveness of the Class D Note Assignment. Each Class D Note Assignee is subject to the terms and conditions of this Section 8.03 and its Investment Letter on an ongoing basis and shall make the certifications, representations and warranties contained in its Investment Letter. Any transfer, resale, pledge or other transfer of a Class D Note (or any interest therein) contrary to the restriction set forth above in this Section 8.03 or made in reliance upon any false representation or warranty made by a transferee in its Investment Letter shall be deemed void ab initio by the Indenture Trustee.

         (b) Registration of transfer of the Class D Notes shall be effected only if such transfer is exempt from the registration requirements under the Securities Act. The transferor or the transferee, other than ABC or an Affiliate of ABC, shall deliver, at its expense, to the Transferor, the Servicer and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment representation letter attached hereto as Exhibit E. None of the Issuer, the Transferor, the Servicer, the Seller, the Indenture Trustee or the Transfer Agent and Registrar is obligated to register or qualify the Class D Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture Supplement or the Indenture to permit the transfer of the Class D Notes without registration or qualification. Any Class D Noteholder desiring to effect a transfer of unregistered Class D Notes shall, and does hereby agree to, indemnify the Issuer, the Transferor (unless the transferor of the Class D Notes is the Transferor), the Servicer, the Seller, the Indenture Trustee and the Transfer Agent and Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws and no registration of transfer shall be made until such letter is so delivered.

         (c) The Class D Notes may not be acquired or held by or on behalf of or with "plan assets" of (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to Title I of ERISA, (b) a plan described in
Section 4975(e)(1) of the Code, (c) an entity whose underlying assets include "plan assets" by reason of a plan's investment in the purchaser or (d) a "benefit plan investor" (as defined in U.S. Department of Labor ("DOL") Regulation Section 2510.3-101) ("BENEFIT PLAN INVESTOR"), unless (i) the investor is acquiring or holding the Class D Notes with assets of an "insurance company general account" (within the meaning of DOL Prohibited

Transaction Class Exemption ("PTCE") 95-60 (a "GENERAL ACCOUNT")), (ii) the purchase and holding of the Class D Notes are eligible for the exemptive relief afforded under Section I of PTCE 95-60, (iii) less than 25% of the assets of such General Account constitute "plan assets" of Benefit Plan Investors, and
(iv) after giving effect to the purchase of the Class D Notes and all other purchases occurring simultaneously therewith, less than 25% of the Class D Notes (excluding Class D Notes held by the Servicer or any Affiliate of the Servicer) will constitute "plan assets" of Benefit Plan Investors.

         (d) Each Class D Noteholder, other than ABC or an Affiliate of ABC, agrees with the Transferor and the Indenture Trustee that: (i) such Class D Noteholder will deliver to the Transferor, the Servicer and the Indenture Trustee on or before the acquisition of the Class D Notes and on or before the effective date of any Class D Note Assignment, as applicable, a letter in the form annexed hereto as Exhibit E, executed by the Class D Noteholder, or such Class D Note Assignee, in the case of a Class D Note Assignment, with respect to the purchase by such Class D Noteholder or Class D Note Assignee, as the case may be, of a Class D Note and (ii) all of the statements made by such Class D Noteholder in its Investment Letter shall be true and correct as of the date made.

         (e) Class D Notes issued upon registration or transfer of, or Class D Notes issued in exchange for Class D Notes shall bear the restrictive legends regarding securities laws, tax and ERISA matters contained in the form of the Class D Note attached as Exhibit A-4 hereto, unless the Transferor, the Servicer, the Indenture Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed or modified.

         (f) If so requested by the Transferor, the Indenture Trustee will make available to any prospective purchaser of Class D Notes who so requests, a copy of a letter provided to the Indenture Trustee by or on behalf of the Transferor relating to the transferability of any Series or Class.

         Section 8.04 Amendment. This Indenture Supplement may be amended only in accordance with the provisions set forth in Sections 10.01 and 10.02 of the Indenture.

         Section 8.05 Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8.06 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.07 Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall (i) Wilmington Trust Company in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity), have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 8.08 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee that:

         (a) Valid and Enforceable Security Interest. The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer;

         (b) No Liens. The Issuer owns and has good and marketable title to the Collateral free and clear of any Lien;

         (c) Filings. The Issuer has caused the delivery for filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee under the Indenture;

         (d) Accounts. The Receivables constitute "accounts" within the meaning of the applicable UCC;

         (e) Conveyance of Collateral; Judgments and Tax Liens. Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee under the Indenture or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Collateral; and

         (f) Survival of Representations and Warranties. All representations, warranties and agreements contained in this Section 8.08 shall remain operative and in full force and effect and shall survive the consummation of the transactions contemplated hereby.

         Section 8.09 Tax Disclosure and Investor List Requirements. The Transferor, the Servicer, the Owner Trustee and the Indenture Trustee agree, and the underwriters and each recipient of this prospectus are deemed to agree, that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of any transaction relating to the Trust or the Notes or

Trust Beneficial Interest or Certificates and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. For this purpose, the phrase "tax treatment" refers to the Federal income tax treatment of the Trust, the Notes and the Trust Beneficial Interest or Certificates, and the phrase "tax structure" refers to any fact that may be relevant to the understanding of such tax treatment.

         IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                       WILMINGTON TRUST COMPANY,
                                         as Owner Trustee of
                                       ADVANTA BUSINESS CARD MASTER TRUST

                                       By:    /s/ Kathleen A. Pedelini
                                              ------------------------------
                                       Name:  Kathleen A. Pedelini
                                       Title: Financial Services Officer

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Indenture Trustee

                                       By:    /s/ Peter T. Becker
                                              ------------------------------
                                       Name:  Peter T. Becker
                                       Title: Vice President

Acknowledged and Accepted:

ADVANTA BANK CORP.,
  as Servicer

By:    /s/ Michael Coco
       -----------------------------
Name:  Michael Coco
Title: Vice President

ADVANTA BUSINESS RECEIVABLES CORP.,
     as Transferor

By:    /s/ Michael Coco
       ----------------------------
Name:  Michael Coco
Title: Vice President

             [Signature Page to Series 2003-C Indenture Supplement]

                                                                   EXHIBIT A-1-1

                       FORM OF CLASS A-1 ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A-1 NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A-1 NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                Exhibit A-1-1-1

INITIAL OUTSTANDING PRINCIPAL BALANCE                               $__________*
REGISTERED
No. A-1-__                                                 CUSIP NO. 00761H AW 1

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS A-1 ASSET BACKED NOTE

         Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to _________________________, or registered assigns, subject to the following provisions, the principal sum of __________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2003-C Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A-1 Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

____________________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-1-1-2

         IN WITNESS WHEREOF, the Issuer has caused this Class A-1 Note to be duly executed.

                                       WILMINGTON TRUST COMPANY,
                                         as Owner Trustee of
                                       ADVANTA BUSINESS CARD MASTER TRUST

                                       By:______________________________________
                                       Name:
                                       Title:

Dated:

                                 Exhibit A-1-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes described in the within-mentioned Indenture.

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       not in its individual capacity,
                                       but solely as Indenture Trustee

                                       By:______________________________________
                                                   Authorized Signatory

Dated:

                                 Exhibit A-1-1-4

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS A-1 ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2003-C (the "SERIES 2003-C NOTES"), issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A-2 Notes, the Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class A-1 Note Initial Principal Balance is $210,000,000. The Class A-1 Note Principal Balance on any date of determination will be an amount equal to (a) the Class A-1 Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A-1 Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the August 15, 2005 Payment Date, but principal with respect to the Class A-1 Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                                 Exhibit A-1-1-5

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class A-1 Noteholder of record on the related Record Date (except for the final payment in respect of this Class A-1 Note) such Class A-1 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A-1 Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2003-C Noteholders shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon. Final payment of this Class A-1 Note will be made only upon presentation and surrender of this Class A-1 Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2003-C Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-C Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-C Notes, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS A-1 NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class A-1 Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A-1 Note shall be registered in the Note Register upon surrender of this Class A-1 Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A-1 Noteholder or such Class A-1 Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A-1 Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                                 Exhibit A-1-1-6

         As provided in the Indenture and subject to certain limitations therein set forth, Class A-1 Notes are exchangeable for new Class A-1 Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A-1 Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A-1 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-1-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                     _________________________**
                                                        Signature Guaranteed

___________________

**       The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-1-1-8

                                                                   EXHIBIT A-2-2

                       FORM OF CLASS A-2 ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS A-2 NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A-2 NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                Exhibit A-2-2-1

INITIAL OUTSTANDING PRINCIPAL BALANCE                               $__________*
REGISTERED
No. A-2-__                                                 CUSIP NO. 00761H AX 9

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS A-2 ASSET BACKED NOTE

         Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to _________________________, or registered assigns, subject to the following provisions, the principal sum of __________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2003-C Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A-2 Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

________________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-2-2-2

         IN WITNESS WHEREOF, the Issuer has caused this Class A-2 Note to be duly executed.

                                       WILMINGTON TRUST COMPANY,
                                         as Owner Trustee of
                                       ADVANTA BUSINESS CARD MASTER TRUST

                                       By:______________________________________
                                       Name:
                                       Title:

Dated:

                                 Exhibit A-2-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes described in the within-mentioned Indenture.

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       not in its individual capacity,
                                       but solely as Indenture Trustee

                                       By:______________________________________
                                                   Authorized Signatory

Dated:

                                 Exhibit A-2-2-4

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS A-2 ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2003-C (the "SERIES 2003-C NOTES"), issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A-1 Notes, the Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class A-2 Note Initial Principal Balance is $30,000,000. The Class A-2 Note Principal Balance on any date of determination will be an amount equal to (a) the Class A-2 Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A-2 Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the August 15, 2005 Payment Date, but principal with respect to the Class A-2 Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                                 Exhibit A-2-2-5

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class A-2 Noteholder of record on the related Record Date (except for the final payment in respect of this Class A-2 Note) such Class A-2 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A-2 Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2003-C Noteholders shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon. Final payment of this Class A-2 Note will be made only upon presentation and surrender of this Class A-2 Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2003-C Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-C Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-C Notes, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS A-2 NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class A-2 Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A-2 Note shall be registered in the Note Register upon surrender of this Class A-2 Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A-2 Noteholder or such Class A-2 Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A-2 Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                                 Exhibit A-2-2-6

         As provided in the Indenture and subject to certain limitations therein set forth, Class A-2 Notes are exchangeable for new Class A-2 Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A-2 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-2-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                     _________________________**
                                                       Signature Guaranteed

_________________

**       The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-2-2-8

                                                                   EXHIBIT A-3-1

                        FORM OF CLASS B ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                Exhibit A-3-1-1

INITIAL OUTSTANDING PRINCIPAL BALANCE                               $__________*
REGISTERED
No. B__                                                    CUSIP NO. 00761H AY 7

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                            CLASS B ASSET BACKED NOTE

         Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2003-C Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

__________________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-3-1-2

         IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                       WILMINGTON TRUST COMPANY,
                                         as Owner Trustee of
                                       ADVANTA BUSINESS CARD MASTER TRUST

                                       By:______________________________________
                                       Name:
                                       Title:

Dated:

                                 Exhibit A-3-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       not in its individual capacity,
                                       but solely as Indenture Trustee

                                       By:______________________________________
                                                   Authorized Signatory

Dated:

                                 Exhibit A-3-1-4

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                            CLASS B ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2003-C (the "SERIES 2003-C NOTES"), issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class B Note Initial Principal Balance is $27,750,000. The Class B Note Principal Balance on any date of determination will be an amount equal to
(a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the August 15, 2005 Payment Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                                 Exhibit A-3-1-5

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final payment in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2003-C Noteholders shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2003-C Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-C Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-C Notes, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like

                                 Exhibit A-3-1-6
aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-3-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                     _________________________**
                                                        Signature Guaranteed

_________________

**       The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-3-1-8

                                                                   EXHIBIT A-4-1

                       FORM OF CLASS C-1 ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS C-1 NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C-1 NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                Exhibit A-4-1-1

INITIAL OUTSTANDING PRINCIPAL BALANCE                               $__________*
REGISTERED
No. C-1-__                                                 CUSIP NO. 00761H BA 8

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS C-1 ASSET BACKED NOTE

         Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2003-C Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C-1 Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C-1 NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

_________________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-4-1-2

         IN WITNESS WHEREOF, the Issuer has caused this Class C-1 Note to be duly executed.

                                       WILMINGTON TRUST COMPANY,
                                          as Owner Trustee of
                                       ADVANTA BUSINESS CARD MASTER TRUST

                                       By:______________________________________
                                       Name:
                                       Title:

Dated:

                                Exhibit A-4-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C-1 Notes described in the within-mentioned Indenture.

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       not in its individual capacity,
                                       but solely as Indenture Trustee

                                       By:______________________________________
                                                   Authorized Signatory

Dated:

                                 Exhibit A-4-1-4

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS C-1 ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class C-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2003-C (the "SERIES 2003-C NOTES"), issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class B Notes, the Class C-2 Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class C-1 Note Initial Principal Balance is $10,000,000.

         The Class C-1 Note Principal Balance on any date of determination will be an amount equal to (a) the Class C-1 Note Initial Principal Balance, minus
(b) the aggregate amount of principal payments made to the Class C-1 Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the August 15, 2005 Payment Date, but principal with respect to the Class C-1 Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                                 Exhibit A-4-1-5

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class C-1 Noteholder of record on the related Record Date (except for the final payment in respect of this Class C-1 Note) such Class C-1 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C-1 Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2003-C Noteholders shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon. Final payment of this Class C-1 Note will be made only upon presentation and surrender of this Class C-1 Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2003-C Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-C Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-C Notes, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS C-1 NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class C-1 Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class C-1 Note shall be registered in the Note Register upon surrender of this Class C-1 Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C-1 Noteholder or such Class C-1 Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C-1 Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                                 Exhibit A-4-1-6

         As provided in the Indenture and subject to certain limitations therein set forth, Class C-1 Notes are exchangeable for new Class C-1 Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C-1 Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS C-1 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-4-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                     _________________________**
                                                        Signature Guaranteed

__________________

**       The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-4-1-8

                                                                   EXHIBIT A-5-2

                       FORM OF CLASS C-2 ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS C-2 NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C-2 NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                Exhibit A-5-2-1

INITIAL OUTSTANDING PRINCIPAL BALANCE REGISTERED                    $__________*
No. C-2-__                                                  CUSIP NO. 00761H BB6

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS C-2 ASSET BACKED NOTE

         Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2003-C Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C-2 Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months; provided, however, that Class C-2 Monthly Interest shall be $126,230.90 on the initial Payment Date; and provided, further, that the Class C-2 Monthly Interest on the Payment Date in August 2005 shall be calculated on the basis of 25 days and a 360-day year and, if any Class C-2 Notes remain outstanding, the Class C-2 Monthly Interest on the Payment Date in September 2005 shall be calculated on the basis of 35 days and a 360-day year. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C-2 NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

________________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                 Exhibit A-5-2-2

         IN WITNESS WHEREOF, the Issuer has caused this Class C-2 Note to be duly executed.

                                       WILMINGTON TRUST COMPANY,
                                         as Owner Trustee of
                                       ADVANTA BUSINESS CARD MASTER TRUST

                                       By:______________________________________
                                       Name:
                                       Title:

Dated:

                                 Exhibit A-5-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C-2 Notes described in the within-mentioned Indenture.

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       not in its individual capacity,
                                       but solely as Indenture Trustee

                                       By:______________________________________
                                                  Authorized Signatory

Dated:

                                 Exhibit A-5-2-4

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                           CLASS C-2 ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class C-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2003-C (the "SERIES 2003-C NOTES"), issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class B Notes, the Class C-1 Notes and the Class D Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class C-2 Note Initial Principal Balance is $11,750,000.

         The Class C-2 Note Principal Balance on any date of determination will be an amount equal to (a) the Class C-2 Note Initial Principal Balance, minus
(b) the aggregate amount of principal payments made to the Class C-2 Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the August 15, 2005 Payment Date, but principal with respect to the Class C-2 Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                                 Exhibit A-5-2-5

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class C-2 Noteholder of record on the related Record Date (except for the final payment in respect of this Class C-2 Note) such Class C-2 Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C-2 Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2003-C Noteholders shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon. Final payment of this Class C-2 Note will be made only upon presentation and surrender of this Class C-2 Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2003-C Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-C Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-C Notes, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS C-2 NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class C-2 Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class C-2 Note shall be registered in the Note Register upon surrender of this Class C-2 Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C-2 Noteholder or such Class C-2 Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C-2 Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

                                 Exhibit A-5-2-6

         As provided in the Indenture and subject to certain limitations therein set forth, Class C-2 Notes are exchangeable for new Class C-2 Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C-2 Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS C-2 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                 Exhibit A-5-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                     _________________________**
                                                         Signature Guaranteed

______________

** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                 Exhibit A-5-2-8

                                                                     EXHIBIT A-6

                        FORM OF CLASS D ASSET BACKED NOTE

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

         THE HOLDER OF THIS CLASS D NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS D NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR ITS AFFILIATES OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE INDENTURE TRUSTEE, THE TRANSFEROR AND THE SERVICER SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT.

         THE CLASS D NOTES ARE ALSO SUBJECT TO RESTRICTIONS ON THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SECURITIES, INCLUDING THE CONSENT OF THE TRANSFEROR AND THE DELIVERY OF AN INVESTMENT LETTER. SUCH RESTRICTIONS ARE SET FORTH IN THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT, COPIES OF WHICH ARE AVAILABLE FROM THE INDENTURE TRUSTEE.

                                 Exhibit A-6-1

         THIS CLASS D NOTE MAY NOT BE SOLD OR TRANSFERRED TO ANY PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TO ANY PERSON ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN, OR TO ANY OTHER "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2)), INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE SUPPLEMENT.

         THIS CLASS D NOTE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS D NOTE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D NOTES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D NOTES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

         BEFORE PURCHASING THIS NOTE, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER THE ISSUER NOR THE SELLER OF THIS NOTE HAS AGREED TO REGISTER THIS NOTE UNDER THE SECURITIES ACT, TO QUALIFY THIS NOTE UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                 Exhibit A-6-2

INITIAL OUTSTANDING PRINCIPAL BALANCE                               $__________*
REGISTERED
No. D-_________

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                            CLASS D ASSET BACKED NOTE

         Wilmington Trust Company, as Owner Trustee of Advanta Business Card Master Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by a Trust Agreement dated as of August 1, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2003-C Final Maturity Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full and (b) the February 2008 Payment Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class D Note Interest Rate on each Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS D NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES, THE CLASS B NOTES AND THE CLASS C NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

________________

* Denominations of $500,000 and integral multiples of $500,000 in excess thereof.

                                 Exhibit A-6-3

         IN WITNESS WHEREOF, the Issuer has caused this Class D Note to be duly executed.

                                     WILMINGTON TRUST COMPANY,
                                          as Owner Trustee of
                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By:______________________________________
                                     Name:
                                     Title:

Dated:

                                 Exhibit A-6-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes described in the within-mentioned Indenture.

                                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                         not in its individual capacity,
                                         but solely as Indenture Trustee

                                         By:____________________________________
                                                    Authorized Signatory

Dated:

                                 Exhibit A-6-5

                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C

                            CLASS D ASSET BACKED NOTE

                         Summary of Terms and Conditions

         This Class D Note is one of a duly authorized issue of Notes of the Issuer, designated as Advanta Business Card Master Trust, Series 2003-C (the "SERIES 2003-C NOTES"), issued under a Master Indenture dated as of August 1, 2000 (the "MASTER INDENTURE"), between the Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of August 1, 2003 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         The Class D Note Initial Principal Balance is $10,500,000.

         The Class D Note Principal Balance on any date of determination will be an amount equal to (a) the Class D Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class D Noteholders on or prior to such date.

         The Expected Final Principal Payment Date is the August 15, 2005 Payment Date, but principal with respect to the Class D Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Payment Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                                  Exhibit A-6-6

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

         On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final payment in respect of this Class D Note) such Class D Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2003-C Noteholders shall be made by (i) check mailed to each Series 2003-C Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2003-C Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2003-C Note or the making of any notation thereon. Final payment of this Class D Note will be made only upon presentation and surrender of this Class D Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2003-C Noteholders in accordance with the Indenture.

         On any day occurring on or after the date on which the outstanding principal balance of the Series 2003-C Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2003-C Notes, the Servicer shall have the option to redeem the Series 2003-C Notes, at a purchase price equal to (i) f such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day.

         THIS CLASS D NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, ADVANTA BANK CORP., ADVANTA CORP., OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

         Except as otherwise provided in the Indenture Supplement, the Class D Notes are issuable only in minimum denominations of $500,000 and integral multiples of $500,000. The transfer of this Class D Note shall be registered in the Note Register upon surrender of this Class D Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class D Noteholder or such Class D Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class D Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for new Class D Notes in any authorized denominations and of like

                                  Exhibit A-6-7
aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Registration of transfer of Class D Notes shall be effected only if the Transferor has given its consent to the transfer and the transferee has executed and delivered an investment letter in the form and substance attached to the Indenture Supplement as Exhibit E with respect to certain matters under the Securities Act of 1933, as amended, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class D Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS D NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  Exhibit A-6-8

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________                                     _________________________**
                                                        Signature Guaranteed

_______________

**       The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

 FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS RECEIVABLES CORP.
                ADVANTA BUSINESS CARD MASTER TRUST SERIES 2003-C
                              MONTHLY PERIOD ENDING

Capitalized terms used in this notice have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement. This notice is delivered pursuant to Section 4.04

     A)   Advanta Bank Corp. is the Servicer under the Master Indenture.

     B)   The undersigned is an Authorized Officer.

     C) The date of this notice is on or before the second Business Day preceding the related Payment Date.

I. INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.04, the Servicer does hereby instruct the Indenture Trustee to apply Available Finance Charge Collections and Available Principal Collections in a manner set forth below:

A.       Pursuant to section 4.04 (a) (i):

         1.   Class A-1 Monthly Interest for such Payment Date...................................   $
                                                                                                    --------------------------------

         2.   Any Class A-1 Monthly Interest previously due but not distributed to the Class
              A-1 Noteholder.....................................................................   $
                                                                                                    --------------------------------

         3.   Class A-1 Additional Interest for such Payment Date................................   $
                                                                                                    --------------------------------

         4.   Any Class A-1 Additional Interest previously due but not distributed to Class A-1
              Noteholder.........................................................................   $
                                                                                                    --------------------------------

         5.   Class A-2 Monthly Interest for such Payment Date...................................   --------------------------------

         6.   Any Class A-2 Monthly Interest previously due but not distributed to the Class A-2
              Noteholder.........................................................................   --------------------------------

         7.   Class A-2 Additional Interest for such Payment Date................................   --------------------------------

         8.   Any Class A-2 Additional Interest previously due but not distributed to Class A-2
              Noteholder.........................................................................   --------------------------------

B.       Pursuant to section 4.04 (a) (ii)

         1.   Class B Monthly Interest for such Payment Date.....................................   $
                                                                                                    --------------------------------

         2.   Any Class B Monthly Interest previously due but not distributed to the Class B
              Noteholder.........................................................................   $
                                                                                                    --------------------------------

         3.   Class B Additional Interest for such Payment Date..................................   $
                                                                                                    --------------------------------

         4.   Any Class B Additional Interest previously due but not distributed to Class B
              Noteholder.........................................................................   $
                                                                                                    --------------------------------

C.       Pursuant to section 4.04 (a) (iii)

         Monthly Servicing Fee for such Payment Date plus the amount of any Monthly Servicing
         Fee previously due but not distributed to the Servicer on a prior Payment Date..........   $
                                                                                                    --------------------------------

D.       Pursuant to section 4.04 (a) (iv)

         1.   The amount withdrawn from Cash Collateral Account to cover distributions
              pursuant to subsection 4.04 (a)(iv)................................................   $
                                                                                                    --------------------------------

         2.   Class C-1 Monthly Interest for such Payment Date...................................   $
                                                                                                    --------------------------------

                                  Exhibit B-1

         3.   Any Class C-1 Monthly Interest previously due but not distributed to the Class
              C-1 Noteholder ....................................................................   $
                                                                                                    --------------------------------

         4.   Class C-1 Additional Interest for such Payment Date................................   $
                                                                                                    --------------------------------

         5.   Any Class C-1 Additional Interest previously due but not distributed to Class C-1
              Noteholder.........................................................................   $
                                                                                                    --------------------------------

         6.   Class C-2 Monthly Interest for such Payment Date...................................   --------------------------------

         7.   Any Class C-2 Monthly Interest previously due but not distributed to the
              Class C-2 Noteholder ..............................................................   --------------------------------

         8.   Class C-2 Additional Interest for such Payment Date................................   --------------------------------

         9.   Any Class C-2 Additional Interest previously due but not distributed to Class C-2
              Noteholder.........................................................................   --------------------------------

E.  Pursuant to section 4.04 (a) (v)

         Investor Default Amount for the related Monthly Period to be treated as Available
         Principal Collections..................................................................    $
                                                                                                    --------------------------------

F.  Pursuant to section 4.04(a) (vi)

         1.   Investor Charge-Offs which have not been previously reimbursed.....................   $
                                                                                                    --------------------------------

         2.   Reallocated Principal Collections which have not been previously reimbursed .......   $
                                                                                                    --------------------------------

G.  Pursuant to section 4.04 (a) (vii)

         On each Payment Date from and after the Reserve Account Funding Date, to the Reserve
         Account an amount up to the excess, if any, of the Required Reserve Account Amount
         over the Available Reserve Account Amount...............................................   $
                                                                                                    --------------------------------

H.  Pursuant to section 4.04 (a) (viii)

         1.   The amount withdrawn from Cash Collateral Account to cover
              distributions pursuant to subsection 4.04 (a)(viii)................................   $
                                                                                                    --------------------------------

         2.   Class D Monthly Interest for such Payment Date.....................................   $
                                                                                                    --------------------------------

         3.   Any Class D Monthly Interest previously due but not distributed to the Class D
              Noteholder.........................................................................   $
                                                                                                    --------------------------------

         4.   Class D Additional Interest for such Payment Date..................................   $
                                                                                                    --------------------------------

         5.   Any Class D Additional Interest previously due but not distributed to Class D
              Noteholder.........................................................................   $
                                                                                                    --------------------------------

I.  Pursuant to section 4.04 (a) (ix)

         Amount required to be deposited in the Cash Collateral Account pursuant to subsection
         4.11 (f)................................................................................   $
                                                                                                    --------------------------------

J.  Pursuant to section 4.04 (a) (x)

         Amount, if any, to be treated as Excess Finance Charge Collections for such Payment
         Date allocated to other Series in Group One.............................................   $
                                                                                                    --------------------------------

K.  Pursuant to section 4.04 (a) (xi)

         Remaining amounts paid to the holders of Trust Beneficial Interests or
         Certificates............................................................................   $
                                                                                                    --------------------------------

                                                                           Total                    $
                                                                                                    ================================

L.  Pursuant to section 4.04 (b)

                                    Exhibit B-2

         On each Payment Date with respect to the Revolving Period, the amount of Available
         Principal Collections for the related Monthly Period to be treated as Shared Principal
         Collections.............................................................................   $
                                                                                                    --------------------------------

M.  Pursuant to section 4.04 (c)

         On each Payment Date with respect to the Controlled Accumulation Period or the Early
         Amortization Period, Available Principal Collections shall be distributed as follows:

         1.   The Monthly Principal for such Payment Date deposited into the Principal Funding
              Account............................................................................   $
                                                                                                    --------------------------------

         2.   Monthly Principal to the Class A-1 Noteholder......................................   $
                                                                                                    --------------------------------

         3.   Monthly Principal to the Class A-2 Noteholder......................................
                                                                                                    --------------------------------

         4.   Monthly Principal to the Class B Noteholder .......................................   $
                                                                                                    --------------------------------

         5.   Monthly Principal to the Class C-1 Noteholder .....................................   $
                                                                                                    --------------------------------

         6.   Monthly Principal to the Class C-2 Noteholder .....................................   --------------------------------

         7.   Monthly Principal to the Class D Noteholder .......................................   $
                                                                                                    --------------------------------

         8.   Monthly Principal to be treated as Shared Principal Collections ...................   $
                                                                                                    --------------------------------

N.  Pursuant to section 4.04 (d)

         On the earlier to occur of (a) the first Payment Date during the early Amortization
         Period and (b) the Expected Final Principal Payment Date, withdraw from the Principal
         Funding Account and distribute as follows:

         1.   Monthly Principal to the Class A-1 Noteholder .....................................   $
                                                                                                    --------------------------------

         2.   Monthly Principal to the Class A-2 Noteholder .....................................   --------------------------------

         3.   Monthly Principal to the Class B Noteholder .......................................   $
                                                                                                    --------------------------------

         4.   Monthly Principal to the Class C-1 Noteholder .....................................   $
                                                                                                    --------------------------------

         5.   Monthly Principal to the Class C-2 Noteholder .....................................   --------------------------------

         6.   Monthly Principal to the Class D Noteholder .......................................   $
                                                                                                    --------------------------------

II.  REALLOCATED PRINCIPAL COLLECTIONS

         Pursuant to Section 4.06, the Servicer does hereby instruct the Indenture Trustee to apply Reallocated Principal Collections with respect to such Payment Date, to fund
         any deficiency pursuant to subsections 4.04 (a)(i), (ii), (iii), and (iv)...............   $
                                                                                                    --------------------------------

III. SHARED PRINCIPAL COLLECTIONS

         Pursuant to Section 8.05 of the Master indentures, Available Principal Collections for the related Monthly Period treated as Shared Principal Collections paid to the Trust
         Beneficial Interests or Certificates....................................................   $
                                                                                                    --------------------------------

IV. ACCRUED AND UNPAID AMOUNTS

           After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all
           Monthly Periods preceding the current calendar month:

           1.   Aggregate Class A-1 Interest Shortfall...........................................   $
                                                                                                    --------------------------------

           2.   Aggregate Class A-2 Interest Shortfall...........................................   --------------------------------

                                    Exhibit B-3

           3.   Aggregate Class B Interest Shortfall.............................................   $
                                                                                                    --------------------------------

           4.   Aggregate Class C-1 Interest Shortfall...........................................   $
                                                                                                    --------------------------------

           5.   Aggregate Class C-2 Interest Shortfall...........................................   --------------------------------

           6.   Aggregate Class D Interest Shortfall.............................................   $
                                                                                                    --------------------------------

           7.   Aggregate amount of all accrued and unpaid Monthly Servicing Fee.................   $
                                                                                                    --------------------------------

           8.   Aggregate amount of all unreimbursed Investor Charge-Offs........................   $
                                                                                                    --------------------------------

V. CASH COLLATERAL ACCOUNT

           1.   Beginning Balance ...............................................................   $
                                                                                                    --------------------------------

           2.   Investment Earnings since the preceding Payment Date.............................   $
                                                                                                    --------------------------------

           3.   Amount withdrawn to cover payments pursuant to subsections 4.04(a)(iv) and
                4.04(a)(viii) ...................................................................   $
                                                                                                    --------------------------------

           4.   On the Series 2003-C Final Maturity Date, amount withdrawn pursuant to
                subsection 4.11(d)...............................................................   $
                                                                                                    --------------------------------

           5.   On the day following the occurrence of an Event of Default, amount withdrawn
                pursuant to subsection 4.11 (e)..................................................   $
                                                                                                    --------------------------------

           6.   Amount deposited to cover any Cash Collateral Account Deficiency ................   $
                                                                                                    --------------------------------

           7.   Excess over the Required Cash Collateral Account Amount paid to the Transferor...   $
                                                                                                    --------------------------------

           8.   Ending Balance...................................................................   $
                                                                                                    ================================

VI. RESERVE ACCOUNT

           1.   Beginning Balance................................................................   $
                                                                                                    --------------------------------

           2.   Interest and earnings for the related Payment Date...............................   $
                                                                                                    --------------------------------

           3.   Interest earnings withdrawn to be included in Available Finance Charge
                Collections......................................................................   $
                                                                                                    --------------------------------

           4.   On each Payment Date from and after the Reserve Account Funding Date, amount
                deposited pursuant to subsection 4.04(a)(vii)....................................   $
                                                                                                    --------------------------------

           5.   The Reserve Draw Amount to be deposited into the Collection Account to be
                treated as Available Finance Charge Collections .................................   $
                                                                                                    --------------------------------

           6.   The Reserve Account Surplus to be paid to the holders of Trust Beneficial
                Interests .......................................................................   $
                                                                                                    --------------------------------

           7.   Amount withdrawn pursuant to subsection 4.10(f)..................................   $
                                                                                                    --------------------------------

           8.   Ending Balance...................................................................   $
                                                                                                    ================================

VII. PRINCIPAL FUNDING ACCOUNT

           1.   Beginning Balance................................................................   $
                                                                                                    --------------------------------

           2.   Principal Funding Account Investment Proceeds for the related Payment Date.......   $
                                                                                                    --------------------------------

           3.   Principal Funding Account Investment Proceeds to be deposited into the
                collection  Account included as Available Finance Charge Collections.............   $
                                                                                                    --------------------------------

           4.   During the Controlled Accumulation Period, the amount of Monthly Principal for
                such Payment Date deposited into the Principal Funding Account...................   $
                                                                                                    --------------------------------

           5.   On the earliest to occur of (a) first Payment Date during the Early
                Amortization Period and (b) the Expected Final Principal Payment Date,
                the amount withdrawn for payment to the Noteholder...............................   $
                                                                                                    --------------------------------

           6.   Ending Balance..................................................................    $
                                                                                                    ================================

VIII. EXCESS FUNDING ACCOUNT

           1.   Beginning Balance................................................................   $
                                                                                                    --------------------------------

                                    Exhibit B-4

           2.   Interest income from investments in the related Monthly Period pursuant to
                subsection 8.03 (b) of the Master Indenture......................................   $
                                                                                                    --------------------------------

           3.   Deposits made pursuant to subsections 4.01(b)(ii), 4.01(c)(ii)(x),
                4.01(c)(ii)(y) and 4.01(c)(ii)(z) of the Series 2000-C Indenture Supplement......   $
                                                                                                    --------------------------------

           4.   Interest income withdrawn to be included as Available Finance Charge
                Collections. ....................................................................   $
                                                                                                    --------------------------------

           5.   Amount withdrawn to be treated as Shared Principal Collections pursuant to
                subsection 8.03 (b) of the Master Indenture......................................   $
                                                                                                    --------------------------------

           6.   Amount withdrawn and paid to the holders of the Trust Beneficial Interest or
                certificates pursuant to subsection 8.03 (b) of the Master Indenture.............   $
                                                                                                    --------------------------------

           7.   Ending Balance...................................................................   $
                                                                                                    ================================

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this _____ day of __________.

                               Advanta Bank Corp,
                                  as Servicer

                               By:____________________________________
                               Name:
                               Title:

                                    Exhibit B-5

                                                                       EXHIBIT C

CLASS A-1 CUSIP              # 00761H AW 1
CLASS A-2 CUSIP              # 00761H AX 9
CLASS B CUSIP                # 00761H AY 7
CLASS C-1 CUSIP              # 00761H BA 8
CLASS C-2 CUSIP              # 00761H BB 6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                                  PERIOD ENDING
                                [_______________]

The information which is required to be prepared with respect to the Payment Date of __________, 200__ and with respect to the performance of the Trust during the period of __________ , 20___ through __________, 20___ is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I.    INFORMATION REGARDING THE CURRENT MONTHLY PRINCIPAL DISTRIBUTION TO THE
      NOTEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL PRINCIPAL BALANCE)

      1.    The amount of distribution in respect to principal payment to the Class A-1
            Noteholders................................................................    $
                                                                                           ---------

      2.    The amount of distribution in respect to principal payment to the Class A-2
            Noteholders................................................................

      3.    The amount of distribution in respect to principal payment to the Class B
            Noteholders ................................................................   $
                                                                                           ---------

      4.    The amount of distribution in respect to principal payment to the Class C-1
            Noteholders................................................................    $
                                                                                           ---------

      5.    The amount of distribution in respect to principal payment to the Class C-2
            Noteholders................................................................

      6.    The amount of distribution in respect to principal payment to the Class D
            Noteholders.................................................................   $
                                                                                           ---------

II.   INFORMATION REGARDING THE CURRENT MONTHLY INTEREST DISTRIBUTION TO THE
      NOTEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL NOTE PRINCIPAL BALANCE)

      1.    The amount of distribution in respect to the Class A-1 Monthly
            Interest....................................................................   $
                                                                                           ---------

      2.    The amount of distribution in respect to the Class A-2 Monthly
            Interest....................................................................

      3.    The amount of distribution in respect to the Class B Monthly
            Interest....................................................................   $
                                                                                           ---------

      4.    The amount of distribution in respect to the Class C-1 Monthly
            Interest....................................................................   $
                                                                                           ---------

      5.    The amount of distribution in respect to the Class C-2 Monthly
            Interest....................................................................

      6.    The amount of distribution in respect to the Class D Monthly
            Interest....................................................................   $
                                                                                           ---------

                                    Exhibit C-1

III.  INFORMATION REGARDING THE TOTAL MONTHLY DISTRIBUTION TO THE NOTEHOLDER (STATED
      ON THE BASIS OF $1,000 ORIGINAL NOTE PRINCIPAL BALANCE)

      1.    The total amount of distribution in respect to the Class A-1
            Noteholders.................................................................   $
                                                                                           ---------

      2.    The total amount of distribution in respect to the Class A-2
            Noteholders.................................................................

      3.    The total amount of distribution in respect to the Class B
            Noteholders.................................................................   $
                                                                                           ---------

      4.    The total amount of distribution in respect to the Class C-1
            Noteholders.................................................................   $
                                                                                           ---------

      5.    The total amount of distribution in respect to the Class C-2
            Noteholders.................................................................

      6.    The total amount of distribution in respect to the Class D
            Noteholders................................................................    $
                                                                                           ---------

IV.   INFORMATION REGARDING THE PERFORMANCE OF THE ADVANTA BUSINESS CARD MASTER TRUST

      1.    The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date..............   $
                                                                                           ---------

      2.    The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period preceding
            such Payment Date...........................................................   $
                                                                                           ---------

      3.    Recoveries for the preceding Monthly Period.................................   $
                                                                                           ---------

      4.    The Defaulted Amount for the preceding Monthly Period.......................   $
                                                                                           ---------

      5.    The total amount of Principal Receivables in the trust at the beginning
            of the preceding Monthly Period.............................................   $
                                                                                           ---------

      6.    The total amount of Principal Receivables in the trust as of the last
            day of the preceding Monthly Period.........................................   $
                                                                                           ---------

      7.    The total amount of Finance Charge and Administrative Receivables in the
            Trust as of the beginning of the preceding Monthly Period is................   $
                                                                                           ---------

      8.    The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period is.............   $
                                                                                           ---------

      9.    The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period..............   $
                                                                                           ---------

      10.   The Transferor Interest as of the last day of the preceding Monthly
            Period......................................................................   $
                                                                                           ---------

      11.   The Transferor Percentage as of the last day of the preceding Monthly
            Period......................................................................            %
                                                                                           ---------

      12.   The Required Transferor Percentage..........................................            %
                                                                                           ---------

      13.   The Required Transferor Interest............................................

      14.   The monthly principal payment rate for the preceding Monthly Period.........            %
                                                                                           ---------

      15.   The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period....................................................   $
                                                                                           ---------

      16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
            Period preceding such Payment Date

                                                    Percentage of            Aggregate
                                                        Total                 Account
                                                     Receivables              Balance
                                                   ----------------        -------------
(a) Delinquent between 30 days and 59 days                  %              $
                                                       -----

(b) Delinquent between 60 days and 89 days                  %              $
                                                       -----

(c) Delinquent between 90 days and 119 days                 %              $
                                                       -----

(d) Delinquent between 120 days and 149 days                %              $
                                                       -----

(e) Delinquent between 150 days and 179 days                %              $
                                                       -----

                                    Exhibit C-2

(f) Delinquent 180 days or greater                          %              $
                                                       -----
                                                   ---------               -------------
(e) Aggregate                                               %              $
                                                       -----
                                                   =========               =============

V.    INFORMATION REGARDING SERIES 2003-C

      1.    The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2003-C as of the last day of the related
            Monthly Period..............................................................   $
                                                                                           ---------

      2.    The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2003-C on the last day of the related
            Monthly Period..............................................................   $
                                                                                           ---------

                                                                            NOTE FACTORS

      3.    The amount of Principal Receivables in the Trust represented by the
            Class A-1 Note Principal Balance on the last day of the related
            Monthly Period .............................................................   $
                                                                                           ---------

      4.    The amount of Principal Receivables in the Trust represented by the
            Class A-2 Note Principal Balance on the last day of the related Monthly
            Period .....................................................................   $
                                                                                           ---------

      5.    The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related Monthly
            Period......................................................................   $
                                                                                           ---------

      6.    The amount of Principal Receivables in the Trust represented by the
            Class C-1 Note Principal Balance on the last day of the related Monthly
            Period ....................................................................    $
                                                                                           ---------

      7.    The amount of Principal Receivables in the Trust represented by the
            Class C-2 Note Principal Balance on the last day of the related Monthly
            Period .....................

      8.    The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related Monthly
            Period......................................................................   $
                                                                                           ---------

      9.    The Floating Investor Percentage with respect to the period:

                           , 20    through           , 20   ............................            %
                  ---------    ---         ----------    ---                               ---------
                           , 20    through           , 20   ............................            %
                  ---------    ---         ----------    ---                               ---------
                           , 20    through           , 20   ............................            %
                  ---------    ---         ----------    ---                               ---------

      10.   The Fixed Investor Percentage with respect to the period:

                           , 20    through           , 20   ............................
                  ---------    ---         ----------    ---                               ---------
                           , 20    through           , 20   ............................
                  ---------    ---         ----------    ---                               ---------
                           , 20    through           , 20   ............................
                  ---------    ---         ----------    ---                               ---------

      11.   The amount of Available Finance Charge Collections on deposit in the
            Collection Account on related Payment Date..................................   $
                                                                                           ---------

      12.   The Investor Default Amount for the related Monthly Period..................   $
                                                                                           ---------

      13.   The Monthly Servicing Fee for the related Monthly Period....................   $
                                                                                           ---------

      14.   Trust yields for the related Monthly Period:

            a.    The cash yield for the related Monthly Period.........................            %
                                                                                           ---------

            b.    The default rate for the related Monthly Period.......................            %
                                                                                           ---------

            c.    The Net Portfolio Yield for the related Monthly Period................            %
                                                                                           ---------

            d.    The Base Rate for the related Monthly Period..........................            %
                                                                                           ---------

            e.    The Excess Spread Percentage for the related Monthly Period...........            %
                                                                                           ---------

            f.    The Quarterly Excess Spread percentage................................            %
                                                                                           ---------

                  (i) Excess Spread Percentage related to         MM-YY                             %
                                                                                           ---------

                  (ii)Excess Spread Percentage related to         MM-YY                             %
                                                                                           ---------

                  (iii)Excess Spread Percentage related to        MM-YY                             %
                                                                                           ---------

      15.   Floating Rate Determinations:

            Federal Funds Rate for the Interest  Period from ------ through and
            including  ------, 20--- ...................................................            %
                                                                                           ---------

                                    Exhibit C-3

      Federal Funds Rate for the Interest  Period from ------ through and
      including ------, 20---- ...................................................           %
                                                                                     --------

      LIBOR for the Interest Period from ----- through and including -----,
      20---- .....................................................................           %
                                                                                     --------

      LIBOR for the Interest Period from ----- through and including -----,
      20---- .....................................................................           %
                                                                                     --------

16.   Principal Funding Account...................................................

      a.    The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
            and withdraws for the related Payment Date)...........................   $
                                                                                     --------

      b.    The Accumulation Shortfall with respect to the related Monthly
            Period................................................................   $
                                                                                     --------

      c.    The Principal Funding Investment Proceeds deposited in the
            Collection Account to be treated as Available Finance Charge
            Collections...........................................................   $
                                                                                     --------

17.   Reserve Account

      a.    The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for
            the related Payment Date).............................................   $
                                                                                     --------

      b.    The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
            Charge Collections....................................................   $
                                                                                     --------

      c.    Interest earnings on the Reserve Account deposited into the
            Collection Account to be treated as Available Finance Charge
            Collections...........................................................   $
                                                                                     --------

18.   Cash Collateral Account

      a.    The Required Cash Collateral Account Amount on the related Payment
            Date..................................................................   $
                                                                                     --------

      b.    The Available Cash Collateral Account Amount on the related
            Payment Date..........................................................   $
                                                                                     --------

19.   Investor Charge-Offs

      a.    The aggregate amount of Investor Charge-Offs for the related Monthly
            Period................................................................   $
                                                                                     --------

      b.    The aggregate amount of Investor Charge-Offs reimbursed on the
            Payment Date..........................................................   $
                                                                                     --------

20.         The Monthly Principal Reallocation Amount for the related Monthly
            Period................................................................   $
                                                                                     --------

                                                   Advanta Bank Corp.
                                                      as Servicer

                                                   By:_________________________
                                                   Name:
                                                   Title:

                                    ExhibiT C-4

                                                                       EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                     ADVANTA BANK CORP. OFFICERS CERTIFICATE

         I, [name], [title] of Advanta Bank Corp. ("ABC") hereby certify that Advanta Bank Corp. ("ABRC"), as Servicer pursuant to the Advanta Business Card Master Series 2003-C Indenture Supplement (the "Agreement") dated as of August 1, 2003 by and among Advanta Business Card Master Trust, as issuer (the "Issuer") and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). Any terms not defined herein will have their respective meanings as defined in the Agreement.

         (a) In compliance with Section 5.03 of the Agreement, ABC hereby states that no Pay Out Event has occurred during the preceding Monthly Period.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _______, 20__.

                                            ADVANTA BANK CORP.

                                            By:_________________________________
                                            Name:
                                            Title:

                                  Exhibit D-1

                                                                       EXHIBIT E

                            FORM OF INVESTMENT LETTER

                                INVESTMENT LETTER

                                     [Date]

[Indenture Trustee]

[Transferor]

[Servicer]

              Re: Purchase of Advanta Business Card Master Trust, Series 2003-C, Class D Asset Backed Notes

Dear Sirs:

         The undersigned proposes to purchase the Class D Notes identified below issued by Advanta Business Card Master Trust (the "Issuer"), pursuant to the Series 2003-C Indenture Supplement, dated as of August 1, 2003 (the "Indenture Supplement"), among the Issuer, Advanta Business Receivables Corp., as transferor (the "Transferor"), and Advanta Bank Corp., as servicer (the "Servicer") and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as indenture trustee (the "Indenture Trustee"). In connection with our proposed purchase of such notes we acknowledge, represent, warrant and covenant that:

         1. the Class D Notes will be offered and may be resold only to "qualified institutional buyers" ("QIBs") pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act");

         2. the Class D Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and the Class D Notes, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law;

         3. none of the Owner Trustee, the Indenture Trustee, the Transferor or the Servicer or any person representing the Owner Trustee, the Indenture Trustee, the Transferor or the Servicer has made any representation to us with respect to the Issuer or the offering or sale of any of the Class D Notes, other than the information contained in the accompanying Private Placement Memorandum, which has been delivered to us and upon which we are relying in making our investment decision with respect to the Class D Notes. We have had access to such financial and other information concerning the Issuer and the Class D Notes as we have deemed necessary in connection with our decision to purchase such notes;

                                   Exhibit E-1

         4. we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Class D Notes, and we (and any account for which we are purchasing under paragraph (8) below) are able to bear the economic risk of an investment in the Class D Notes;

         5.       the Class D Notes will bear a legend to the following effect:

         "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR ITS AFFILIATES OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT. THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR AND UNLESS AND UNTIL THE INDENTURE TRUSTEE AND THE TRANSFEROR SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT. THE CLASS D NOTES ARE ALSO SUBJECT TO RESTRICTIONS ON THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SECURITIES, INCLUDING THE CONSENT OF THE TRANSFEROR AND THE DELIVERY OF AN INVESTMENT LETTER. SUCH RESTRICTIONS ARE SET FORTH IN THE MASTER INDENTURE AND THE INDENTURE SUPPLEMENT, COPIES OF WHICH ARE AVAILABLE FROM THE INDENTURE TRUSTEE.

         THIS CLASS D NOTE MAY NOT BE SOLD OR TRANSFERRED TO ANY PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TO ANY PERSON ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN, OR TO ANY OTHER "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101(f)(2)), INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE SUPPLEMENT.

                                   Exhibit E-2

         THIS CLASS D NOTE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS D NOTE BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D NOTES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D NOTES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

         BEFORE PURCHASING THIS NOTE, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER THE ISSUER NOR THE SELLER OF THIS NOTE HAS AGREED TO REGISTER THIS NOTE UNDER THE SECURITIES ACT, TO QUALIFY THIS NOTE UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF."

         Any portion of this legend may be removed or modified if the Transferor, the Servicer and the Indenture Trustee and the Transfer Agent and Registrar have received an Opinion of Counsel, in form and substance satisfactory to them, to the effect that such paragraph may be removed or modified;

         6. if we are acquiring any Class D note, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, we have sole investment discretion with respect to that account and we have full power to make the acknowledgements, representations and agreements contained herein on behalf of each of those accounts;

         7. we (1) are a QIB, (2) are aware that the sale to us is being made in reliance on Rule 144A and if we are acquiring those Class D notes or any interest or participation therein for the account of another QIB, that such other QIB is aware that the sale is being made in reliance on Rule 144A and (3) are acquiring those Class D notes or any interest or participation therein for our own account or for the account of a QIB;

         8. we are purchasing the Class D notes for our own account, or for one or more investor accounts for which we are acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of

                                   Exhibit E-3
the Securities Act, subject to any requirements of law that the disposition of our property or the property of that investor account or accounts be at all times within our or their control and subject to our or their ability to resell those Class D notes, or any interest or participation therein, as described herein and as provided in the Master Indenture or the Indenture Supplement relating to the Series 2003-C Notes;

         9. we agree that if in the future we should offer, sell or otherwise transfer that Class D note or any interest or participation therein, we will do so only (A) to the Transferor or an affiliate of the Transferor, or
(B) pursuant to Rule 144A to a person whom we reasonably believe is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom we have informed that such offer, sale or other transfer is being made in reliance on Rule 144A;

         10. the Transferor, the Issuer, the Servicer, the Owner Trustee, the Indenture Trustee and others will rely on the truth and accuracy of the foregoing representations, warranties and covenants and we agree that if any of the foregoing representations, warranties and covenants deemed to have been made by us are no longer accurate, we shall promptly notify the Transferor, the Issuer, the Servicer, the Owner Trustee and the Indenture Trustee. We further agree to use reasonable efforts to produce a replacement investor which is acceptable to the Transferor to replace us in the event of any such breach (understanding also that the Transferor shall also have the right to procure a replacement investor), and agree to take all actions necessary to permit a replacement investor to succeed to our rights and obligations with respect to the related Class D note. We acknowledge that the portion of the Tax Opinion to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described herein;

         11. we are the beneficial owner for United States federal income tax purposes and, unless otherwise consented to by the Transferor in its sole discretion in writing, we are and will remain a "United States person" for such purposes for so long as we hold any interest in a Class D Note;

         12. by our acceptance of an interest in the Class D Notes, we agree to treat the Class D Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor;

         13. unless otherwise consented to by the Transferor in its sole discretion in writing, we are properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Internal Revenue Code of 1986 (the "Code") and are not, and so long as we shall be an owner of Class D Notes will not become, an "S Corporation" (within the meaning of Section 1361(a) of the Code) for U.S. federal income tax purposes;

         14. we have not acquired, and shall not sell, trade or transfer any interest in the Class D Notes, nor cause any interest in the Class D Notes to be marketed on or through either (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704(b)(2) (including a

                                   Exhibit E-4
market wherein interests in the Class D Notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class D Notes and stands ready to effect, buy or sell transactions at the quoted prices for itself or on behalf of others);

         15.      either [check one]:

                  [ ] we are not, and we are not acquiring the Class D Notes by or on behalf of, or with "plan assets" of,
                           (i) an employee benefit plan (as defined in Section 3(3) of The Employment Retirement Income Security Act of 1974, as amended (" ERISA"), whether or not subject to Title I of ERISA, (ii) a plan described in
                           Section 4975(e)(1) of the Code, (iii) an entity whose underlying assets include "plan assets" by reason of a Plan's investment in us; or (a) a person who is otherwise a "benefit plan investor," as defined in U.S. Department of Labor ("DOL") Regulation Section 2510.3-101 (a "Benefit Plan Investor"), including any insurance company general account or a governmental or foreign plan that is generally not subject to ERISA or Section 4975 of the Code; OR

                  [ ] we are acquiring the Class D Notes and the Class D Notes will be held by or on behalf of, or with "plan assets" of, a Plan or other Benefit Plan Investor and

                           (a) (1) we are purchasing the Class D Notes with assets of an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60 (a "General Account");
                           (2) our purchase of the Class D Notes is eligible for the exemptive relief afforded under Section I of PTCE 95-60; and (3) less than ____% (enter a percentage not in excess of 25%) of the assets of the such General Account constitute "plan assets" of Benefit Plan Investors; and

                           (b) after giving effect to our purchase and all other purchases occurring simultaneously therewith, less than 25% of the Class D Notes (excluding Class D Notes held by the servicer or any of its affiliates) will constitute "plan assets" of Benefit Plan Investors;

         16. we represent and warrant and agree with you that (i) our purchase and holding of Class D Notes will satisfy the ERISA requirements described in paragraph 15 above and (ii) we will not assign or transfer Class D Notes unless (a) the proposed assignee or transferee delivers a letter to you evidencing its agreement to the ERISA representations and covenants in Paragraph

                                   Exhibit E-5

15 above with respect to its purchase, holding and transfer of Class D Notes and
(b) if we (x) are not (and are not acting on behalf of ) a Benefit Plan Investor, the assignee or transferee will also not be a Benefit Plan Investor, or (y) are (or are acting on behalf of) a General Account, the assignee or transferee will be accurately identified in such letter as either another General Account or a person who is not (and is not acting on behalf of) a Benefit Plan Investor;

         17. registration of transfer of any Class D Note or any interest therein will require delivery of such certificates and other requirements as are required by the Indenture Supplement, as more specifically set forth therein; and

         18. transfers of the Class D Notes or any interest or participation therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in the Master Indenture or the Indenture Supplement.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture Supplement.

                                      Very truly yours,

                                      [NAME OF INVESTOR]

                                      By:____________________________________
                                      Name:
                                      Title:

CLASS D NOTES TO BE PURCHASED

U.S.$__________ aggregate principal amount of Series 2003-C Class D Asset Backed Notes

                                   Exhibit E-6